As filed with the Securities and Exchange Commission on June 2, 2017

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22592

DoubleLine Opportunistic Credit Fund

(Exact name of registrant as specified in charter)

333 South Grand Avenue, Suite 1800

Los Angeles, CA 90071

(Address of principal executive offices) (Zip code)

Ronald R. Redell

President and Chief Executive Officer

c/o DoubleLine Capital LP

333 South Grand Avenue, Suite 1800

Los Angeles, CA 90071

(Name and address of agent for service)

(213) 633-8200

Registrant’s telephone number, including area code

Date of fiscal year end: September 30

Date of reporting period: March 31, 2017

Item 1. Reports to Stockholders.

Semi-Annual Report

March 31, 2017

DoubleLine Opportunistic Credit Fund

NYSE: DBL

DoubleLine Capital LP	333 S. Grand Avenue 18th Floor Los Angeles, California 90071 doubleline.com

Semi-Annual Report	March 31, 2017	3

Chairman’s Letter	(Unaudited) March 31, 2017

Dear Shareholder,

On behalf of the team at DoubleLine, I am pleased to deliver the Semi-Annual Report for the DoubleLine Opportunistic Credit Fund (NYSE: DBL, the “Fund”) for the 6-month period ended March 31, 2017. On the following pages, you will find specific information regarding the Fund’s operations and holdings. In addition, we discuss the Fund’s investment performance and the main drivers of that performance during the reporting period.

If you have any questions regarding the Fund, please don’t hesitate to call us at 877-DLine11 (877-354-6311), or visit our website www.doublelinefunds.com where our investment management team offers deeper insights and analysis on relevant capital market activity impacting investors today. We value the trust that you have placed with us, and we will continue to strive to offer thoughtful investment solutions to our shareholders.

Sincerely,

Ronald R. Redell, CFA

Chairman of the Board of Trustees

DoubleLine Opportunistic Credit Fund

May 1, 2017

4	DoubleLine Opportunistic Credit Fund

Financial Markets Highlights	(Unaudited) March 31, 2017

•	Agency Mortgage-Backed Securities (Agency MBS)

For the 6-month period ended March 31, 2017, the Bloomberg Barclays U.S. MBS Index had a return of -1.51% with its duration extending from 2.50 to 4.95 years. During the period, U.S. Treasury yields increased across the curve with 2-year yields increasing by 0.49% and 10-year yields increasing by 0.79%. Aggregate prepayment speeds for Ginnie Mae, Fannie Mae, and Freddie Mac declined by about 42%. Though this appears to be a large decline nominally, speeds only declined by about 8 CPR (Conditional Prepayment Rate) and still remain on the slower end of the range historically. Total gross Agency MBS issuance has been roughly $800 billion since September 2016, which was largely attributable to the high volume of issuance towards the latter half of 2016, with borrowers taking advantage of historically low 30-year mortgage rates (based on Freddie Mac U.S. 30-year Commitment Rates). Overall refinancing activity, as measured by Mortgage Bankers Association (MBA) U.S. Refinancing Index Seasonally-Adjusted, declined, while purchasing activity, as measured by MBA Purchase Index Seasonally-Adjusted, increased during this time. Coupon spreads against U.S. Treasury 5-year and 10-year yields were at the tightest at the end of 2016 and continue to be range bound for most of 2017 thus far, fueled by strong demand from domestic banks, and foreign investors with the Federal Reserve (Fed) continuing to reinvest their paydowns of mortgages.

•	Non-Agency Mortgage-Backed Securities (Non-Agency MBS)

For the 6-month period ended March 31, 2017, non-Agency MBS spreads continued to tighten in conjunction with a tightening in credit spreads in general. Investment Grade Corporate, High Yield (HY), and Structured Products all tightened during the reporting period. Contributing to the tightening of spreads has been an improvement in housing fundamentals, primarily home price appreciation, and the technicals of the non-Agency MBS market where no new securities have been created since the financial crisis, leading to a supply and demand imbalance.

•	Commercial Mortgage-Backed Securities (CMBS)

For the 6-month period ended March 31, 2017, new issue CMBS spreads tightened alongside broader credit and equity indices. During the period, the Bloomberg Barclays U.S. CMBS Index ERISA Eligible Total Return Value returned -2.19%, underperforming the broader Bloomberg Barclays U.S. Aggregate Bond Index return of -2.18%. While the post-election, risk-on sentiment led to spread tightening due to a lower required risk premium, CMBS yields were mixed for the period given a rise in 10-year swap yields. Both indices saw negative returns for the reporting period as cash was allocated away from fixed income products and into equities. For the reporting period, 10-year AAA last cash flows (LCFs) tightened by 0.21% to 0.94% over swaps while BBB- bonds tightened by 1.35% to 4.40% over swaps. Seven private label transactions priced in March 2017, which was 1.6 times higher than February 2017 and roughly in line with March 2016. The delinquency rate for U.S. Commercial Real Estate loans is now 5.37%, up 0.59% over the period, and 1.15% year-over-year as 10-year loans originated in 2006/2007 face difficulty refinancing at maturity.

•	Collateralized Loan Obligations (CLOs)

For the 6-month period ended March 31, 2017, CLOs saw a surge in issuance as we approached year-end and then a lull at the beginning of 2017. On average, each month during the reporting period saw about $7 billion in monthly issuance, bringing the total issuance to $43 billion for the period. The resurgence in the new issue market generally can be attributed to both the strength in the loan market and managers trying to issue deals ahead of the implementation of the Dodd-Frank Risk Retention rules at the end of 2016. The CLO refinancing and resetting remained extremely active over the period. Refinancing and resetting allows managers to take advantage of cheaper financing without the cost of ramping an entirely new deal. Spreads continued to tighten over the period, especially in the mezzanine space during the first quarter of 2017.

Semi-Annual Report	March 31, 2017	5

Management’s Discussion of Fund Performance	(Unaudited) March 31, 2017

For the 6-month period ended March 31, 2017, the DoubleLine Opportunistic Credit Fund’s underlying portfolio on a Net Asset Value basis outperformed the Bloomberg Barclays U.S Aggregate Bond Index return of -2.18%. During the period, yields increased across the yield curve with 2-year yields increasing by about 0.49% and 10-year yields increasing by about 0.79%. Due to increasing interest rates, Agency MBS suffered from price declines, contributing most of the negative returns during the period. Within Agency MBS, inverse floating-rate securities were the worst performers due to such assets having the longest duration profile, and fixed-rate Collateralized Mortgage Obligations performed the best due to their lower duration exposure. Within non-Agency MBS, higher credit quality sectors such as Prime and Alt-A benefited from strengthening valuations and robust interest carry and contributed positively to returns. CLOs also contributed positively to returns as credit spreads tightened. CMBS contributed positively to returns despite facing some weakness in valuations, as high coupon returns helped offset declining prices.

6-Month Period Ended 3-31-17	6-Months (Not Annualized)
Net Asset Value (NAV) Return	-1.07%
Market Price Return	-2.90%
Bloomberg Barclays U.S. Aggregate Bond Index	-2.18%

For additional performance information, please refer to the “Standardized Performance Summary.”

Opinions expressed herein are as of March 31, 2017 and are subject to change at any time, are not guaranteed and should not be considered investment advice. This report is for the information of shareholders of the Fund.

The views expressed herein (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Fund’s trading intent. Information included herein is not an indication of the Fund’s future portfolio composition. Securities and indices discussed are not recommendations and are presented as examples of issue selection or portfolio management processes. They have been picked for comparison or illustration purposes only. No security presented within is either offered for sale or purchase. DoubleLine reserves the right to change its investment perspective and outlook without notice as market conditions dictate or as additional information becomes available.

DoubleLine® is a registered trademark of DoubleLine Capital LP.

Shares of closed-end investment companies frequently trade at a discount to their net asset value, which may increase investors’ risk of loss. There are risks associated with an investment in the Fund. Investors should consider the Fund’s investment objective, risks, charges and expenses carefully before investing. An investment in the Fund should not constitute a complete investment program.

The Fund’s daily New York Stock Exchange closing prices, net asset values per share, as well as other information are available at http://www.doublelinefunds.com/opportunistic-credit-fund/ or by calling the Fund’s shareholder servicing agent at (877) 354-6311.

This document is not an offer to sell securities or the solicitation of an offer to buy securities, nor shall there be any sale or offer of these securities, in any jurisdiction where such sale or offer is not permitted.

The Fund’s shares are only offered through broker/dealers on the secondary market. Unlike an open-end mutual fund, a closed-end fund offers a fixed number of shares for sale. After the initial public offering, shares are bought and sold in the secondary marketplace, and the market price of the shares is determined by supply and demand, not by net asset value (NAV), often at a lower price than the NAV. A closed-end fund is not required to buy its shares back from investors upon request.

Credit ratings from Moody’s Investors Service, Inc. (Moody’s) range from the highest rating of Aaa for bonds of the highest quality that offer the lowest degree of investment risk to the lowest rating of C for the lowest rated class of bonds. Credit ratings from S&P Global Ratings (S&P) range from the highest rating of AAA for bonds of the highest quality that offer the lowest degree of investment risk to the lowest rating of D for bonds that are in default. Credit ratings are determined from the highest available credit rating from any Nationally Recognized Statistical Rating Organization (“NRSRO”.). DoubleLine chooses to display credit ratings using S&P’s rating convention, although the rating itself might be sourced from another NRSRO.

Fund investing involves risk. Principal loss is possible.

Investments in debt securities typically decline in value when interest rates rise. This risk is usually greater for longer-term debt securities. Investments in asset-backed and mortgage-backed securities include additional risks that investors should be aware of including credit risk, prepayment risk, possible illiquidity and default, as well as increased susceptibility to adverse economic developments. The Fund may invest in foreign securities which involve greater volatility and political, economic and currency risks and differences in accounting methods. These risks are greater for investments in emerging markets. Investments in lower rated and non-rated securities present a greater risk of loss to principal and interest than higher rated securities. Investment strategies may not achieve the desired results due to implementation lag, other timing factors, portfolio management decision-making, economic or market conditions or other unanticipated factors.

In addition, the Fund may invest in other asset classes and investments such as, among others, REITs, credit default swaps, short sales, derivatives and smaller companies which include additional risks.

The Fund’s investment objectives, risks, charges and expenses must be considered carefully before investing. You can obtain the Fund’s most recent periodic reports and certain other regulatory filings by calling 1 (877) 354-6311/ 1 (877) DLINE11, or visiting www.doublelinefunds.com. You should read these reports and other filings carefully before investing.

The performance shown assumes the reinvestment of all dividends and distributions and does not reflect any reductions for taxes. Total return does not reflect broker commissions or sales charges in connection with the purchase or sale of Fund shares. Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold, may be worth more or less than original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month-end may be obtained by calling (877) 354-6311 or by visiting http://www.doublelinefunds.com/opportunistic-credit-fund/.

6	DoubleLine Opportunistic Credit Fund

(Unaudited) March 31, 2017

This material may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Fund, market or regulatory developments. The views expressed herein are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed herein are subject to change at any time based upon economic, market, or other conditions and DoubleLine undertakes no obligation to update the views expressed herein. While we have gathered this information from sources believed to be reliable, DoubleLine cannot guarantee the accuracy of the information provided. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. For a complete list of Fund holdings, please refer to the Schedule of Investments provided in this report.

Fund holdings and sector allocations are subject to change and are not a recommendation to buy or sell any security. Please refer to the Schedule of Investments for a complete list of Fund holdings.

Bloomberg Barclays U.S. Aggregate Bond Index—This index represents securities that are SEC-registered, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. These major sectors are subdivided into more specific indices that are calculated and reported on a regular basis.

Bloomberg Barclays U.S. CMBS Index ERISA Eligible Total Return Value—This index measures the performance of investment grade commercial mortgage-backed securities, which are classes of securities that represent interests in pools of commercial mortgages, and includes only ERISA-eligible CMBS.

Bloomberg Barclays U.S. MBS Index—This index measures the performance of investment grade fixed-rate mortgage-backed pass-through securities of the Government-Sponsored Enterprises (GSEs): Ginnie Mae (GNMA), Fannie Mae (FNMA), and Freddie Mac (FHLMC).

Duration—A measure of the sensitivity of a price of a fixed income investment to a change in interest rates, expressed as a number of years.

Freddie Mac U.S. 30-year Commitment Rates—The interest rate charged by Freddie Mac to lend money to a qualified borrower on a 30-year fixed-rate mortgage loan.

Investment Grade—Securities rated AAA to BBB- are considered to be investment grade. A bond is considered investment grade if its credit rating is BBB- or higher by Standard & Poor’s or Baa3 by Moody’s. Ratings based on the corporate bond model. The higher the rating, the more likely the bond is to pay back at par/$100 cents on the dollar. AAA is considered the highest quality and the lowest degree of risk. They are considered to be extremely stable and dependable.

Last Cash Flow (LCF)—The last revenue stream paid to a bond over a given period.

Mortgage Bankers Association U.S. Refinancing Index Seasonally-Adjusted—An index that covers all mortgage applications to refinance an existing mortgage adjusted to take into account changes in data due to seasonality. It includes conventional and government refinances.

Mortgage Bankers Association Purchase Index Seasonally-Adjusted—An index that includes all mortgage applications for purchases of single-family homes adjusted to take into account changes in data due to seasonality. It covers the entire market, both conventional and government loans and all products.

Spread—The difference between yields on differing debt instruments, calculated by deducting the yield of one instrument from another. The higher the yield spread, the greater the difference between the yields offered by each instrument. The spread can be measured between debt instruments of differing maturities, credit ratings and risk.

A direct investment cannot be made in an index. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses applicable to mutual fund investments.

Quasar Distributors, LLC provides filing administration for DoubleLine Capital LP.

Semi-Annual Report	March 31, 2017	7

Standardized Performance Summary	(Unaudited) March 31, 2017

DBL
Opportunistic Credit Fund Returns as of March 31, 2017	6-Months (Not Annualized)	1-Year	3-Year Annualized	5-Year Annualized	Since Inception Annualized (1-27-12 to 3-31-17)
Total Return based on NAV	-1.07%	4.61%	9.03%	8.37%	8.38%
Total Return based on Market Price	-2.90%	-2.44%	11.44%	8.48%	8.82%
Bloomberg Barclays U.S. Aggregate Bond Index	-2.18%	0.44%	2.68%	2.34%	2.24%

Performance data quoted represents past performance; past performance does not guarantee future results. The performance information shown assumes renivestment of all dividends and distributions. The investment return and principal value of an investment will fluctuate so that an investor’s shares when sold may be worth more or less than the original cost. Current performance of the fund may be lower or higher than the performance quoted. Performance reflects management fees and other fund expenses. Performance data current to the most recent month-end may be obtained by calling (213) 633-8200 or by visiting www.doublelinefunds.com.

8	DoubleLine Opportunistic Credit Fund

Schedule of Investments DoubleLine Opportunistic Credit Fund	(Unaudited) March 31, 2017

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
ASSET BACKED OBLIGATIONS 0.9%

	Citi Held For Asset Issuance,
2,000,000	Series 2015-PM1-C	5.01%	^	12/15/2021	1,996,072

	SoFi Professional Loan Program,
4,146,860	Series 2013-A-A	3.61%	#^¥@	12/17/2043	898,264

	Total Asset Backed Obligations (Cost $4,676,846)				2,894,336

COLLATERALIZED LOAN OBLIGATIONS 6.4%

	Apidos Ltd.,
1,500,000	Series 2014-18A-D	6.24%	#^	07/22/2026	1,481,332

	ARES Ltd.,
1,000,000	Series 2014-1A-SUB	8.79%	#^@	04/17/2026	581,877

	Atrium Corporation,
1,000,000	Series 2017-9A-DR	0.00%	#^	05/28/2030	992,359

	Babson Ltd.,
500,000	Series 2014-3A-D2	5.17%	#^	01/15/2026	502,656
750,000	Series 2014-3A-E2	7.52%	#^	01/15/2026	755,529
2,000,000	Series 2016-2A-E	7.93%	#^	07/20/2028	2,025,200

	Barings Ltd.,
1,000,000	Series 2016-3A-C	4.87%	#^	01/15/2028	1,011,190

	BlueMountain Ltd.,
1,900,000	Series 2013-1A-DR	8.53%	#^	01/20/2029	1,926,787
1,350,000	Series 2013-4A-E	6.12%	#^	04/15/2025	1,346,625

	Brookside Mill Ltd.,
1,000,000	Series 2013-1A-D	4.07%	#^	04/17/2025	980,585

	Cent Ltd.,
500,000	Series 2014-22A-C	4.78%	#^	11/07/2026	500,132

	Halcyon Loan Advisors Funding Ltd.,
500,000	Series 2014-3A-D	4.69%	#^	10/22/2025	494,193

	Jay Park Ltd.,
2,000,000	Series 2016-1A-D	7.81%	#^	10/20/2027	2,023,803

	LCM LP,
695,054	Series 11A-INC	4.52%	#^@	04/19/2022	65,920

	Octagon Investment Partners Ltd.,
500,000	Series 2014-1A-C	4.69%	#^	11/14/2026	502,042
1,000,000	Series 2014-1A-D	7.64%	#^	11/14/2026	1,010,027
2,000,000	Series 2017-1A-SUB	0.00%	#^	03/17/2030	1,844,919

	TCI-Cent Ltd.,
1,000,000	Series 2016-1A-D	7.87%	#^	12/21/2029	1,003,196

	TCI-Symphony Ltd.,
2,000,000	Series 2016-1A-D	4.72%	#^	10/13/2029	2,002,278

	Total Collateralized Loan Obligations (Cost $21,178,833)				21,050,650

NON-AGENCY COMMERCIAL MORTGAGE BACKED OBLIGATIONS 8.6%

	Banc of America Commercial Mortgage Trust,
591,000	Series 2007-4-B	5.96%	#^	02/10/2051	589,357

	Bear Stearns Commercial Mortgage Securities, Inc.,
450,000	Series 2007-T26-AJ	5.57%	#	01/12/2045	432,414

	Citigroup Commercial Mortgage Trust,
600,000	Series 2015-GC27-D	4.43%	#^	02/10/2048	482,812
4,916,663	Series 2015-GC27-XA	1.43%	# I/O	02/10/2048	410,537
528,000	Series 2016-GC36-D	2.85%	^	02/10/2049	371,654

	Commercial Mortgage Pass-Through Certificates,
864,000	Series 2012-CR4-E	4.57%	#^	10/15/2045	591,564
1,127,250	Series 2014-UBS4-E	3.75%	^	08/10/2047	742,902
1,288,300	Series 2014-UBS4-F	3.75%	^	08/10/2047	757,741
2,415,590	Series 2014-UBS4-G	3.75%	^¥	08/10/2047	742,035
5,000	Series 2014-UBS4-V	0.00%	#^¥	08/10/2047	—
566,000	Series 2015-CR26-C	4.49%	#	10/10/2048	544,439
543,000	Series 2015-DC1-D	4.35%	#^	02/10/2048	444,359
550,000	Series 2015-LC19-D	2.87%	^	02/10/2048	427,792

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	Commercial Mortgage Pass-Through Certificates, (Cont.)
1,500,000	Series 2015-LC23-E	3.65%	#^	10/10/2048	1,108,973
549,000	Series 2016-CR28-E	4.15%	#^	02/10/2049	406,513

	GMAC Commercial Mortgage Securities Trust,
591,000	Series 2004-C3-E	5.14%	#^	12/10/2041	586,537

	GS Mortgage Securities Corporation,
500,000	Series 2014-GC26-C	4.51%	#	11/10/2047	504,382
650,000	Series 2014-GC26-D	4.51%	#^	11/10/2047	543,189
543,000	Series 2015-GC28-D	4.33%	#^	02/10/2048	425,282

	JP Morgan Chase Commercial Mortgage Securities Corporation,
29,108,174	Series 2012-CBX-XA	1.66%	# I/O	06/15/2045	1,632,581

	JP Morgan Chase Commercial Mortgage Securities Trust,
441,000	Series 2006-LDP9-AMS	5.34%		05/15/2047	436,165
569,065	Series 2007-LDPX-AM	5.46%	#	01/15/2049	568,600

	JPMBB Commercial Mortgage Securities Trust,
10,765,000	Series 2013-C14-XC	0.97%	#^ I/O	08/15/2046	548,559
564,000	Series 2013-C15-D	5.05%	#^	11/15/2045	535,772
557,000	Series 2013-C17-E	3.87%	#^	01/15/2047	388,902
3,488,650	Series 2014-C19-E	4.00%	#^	04/15/2047	2,531,769
1,938,200	Series 2014-C19-F	3.75%	#^	04/15/2047	1,093,901
6,202,105	Series 2014-C19-NR	3.75%	#^¥	04/15/2047	1,906,806
5,452,845	Series 2014-C26-XA	1.17%	# I/O	01/15/2048	291,768
500,000	Series 2015-C27-D	3.84%	#^	02/15/2048	395,080
775,000	Series 2015-C32-C	4.67%	#	11/15/2048	736,820
16,358,000	Series 2015-C32-XD	0.50%	#^ I/O	11/15/2048	503,282

	LB-UBS Commercial Mortgage Trust,
553,000	Series 2007-C7-AJ	6.25%	#	09/15/2045	564,019

	LSTAR Commercial Mortgage Trust,
5,584,446	Series 2016-4-XA	1.95%	#^ I/O	03/10/2049	480,690

	Merrill Lynch Mortgage Trust,
569,000	Series 2007-C1-AM	5.84%	#	06/12/2050	559,965

	Morgan Stanley Bank of America Merrill Lynch Trust,
500,000	Series 2014-C15-D	4.89%	#^	04/15/2047	450,364
500,000	Series 2014-C19-C	4.00%		12/15/2047	467,265
1,050,000	Series 2015-C26-D	3.06%	^	10/15/2048	785,146
804,000	Series 2015-C27-D	3.24%	#^	12/15/2047	516,693

	Morgan Stanley Capital, Inc.,
525,000	Series 2014-CPT-G	3.45%	#^	07/13/2029	510,682

	Wachovia Bank Commercial Mortgage Trust,
483,349	Series 2007-C30-AJ	5.41%	#	12/15/2043	486,973
554,000	Series 2007-C33-AJ	6.05%	#	02/15/2051	556,044

	Wells Fargo Commercial Mortgage Trust,
467,000	Series 2012-LC5-E	4.78%	#^	10/15/2045	376,401
747,000	Series 2015-NXS4-D	3.60%	#	12/15/2048	651,964

	Total Non-Agency Commercial Mortgage Backed Obligations (Cost $29,988,689)				28,088,693

NON-AGENCY RESIDENTIAL COLLATERALIZED MORTGAGE OBLIGATIONS 52.0%

	Adjustable Rate Mortgage Trust,
2,759,803	Series 2006-1-2A1	3.66%	#	03/25/2036	2,208,987

	Banc of America Alternative Loan Trust,
1,516,040	Series 2005-8-2CB1	6.00%		09/25/2035	1,504,407

	Banc of America Funding Corporation,
1,477,546	Series 2006-A-4A1	3.44%	#	02/20/2036	1,374,288

	BCAP LLC Trust,
14,432,920	Series 2007-AB1-A5	5.08%	#	03/25/2037	10,130,526
1,447,121	Series 2010-RR6-6A2	9.30%	#^	07/26/2037	1,301,472
5,269,567	Series 2010-RR6A-2216	3.02%	#^	06/26/2036	4,820,974

	Chase Mortgage Finance Trust,
2,539,356	Series 2007-S1-A7	6.00%		02/25/2037	2,070,021
2,493,450	Series 2007-S3-1A5	6.00%		05/25/2037	1,971,803

	ChaseFlex Trust,
2,993,065	Series 2007-1-1A1	6.50%		02/25/2037	2,172,452

The accompanying notes are an integral part of these financial statements.	Semi-Annual Report	March 31, 2017	9

Schedule of Investments DoubleLine Opportunistic Credit Fund (Cont.)	(Unaudited) March 31, 2017

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	CHL Mortgage Pass-Through Trust,
2,754,113	Series 2007-4-1A35	5.72%	# I/F I/O	05/25/2037	642,191
2,754,113	Series 2007-4-1A36	1.28%	#	05/25/2037	1,602,848

	CIM Trust,
7,000,000	Series 2016-1RR-B2	12.32%	#^	07/26/2055	6,137,663
7,000,000	Series 2016-2RR-B2	13.12%	#^	02/27/2056	6,140,373
7,000,000	Series 2016-3RR-B2	11.38%	#^	02/27/2056	6,141,254
6,010,000	Series 2017-3RR-B2	16.78%	#^	01/27/2057	6,611,000

	Citicorp Mortgage Securities, Inc.,
1,875,000	Series 2006-2-1A14	5.50%		04/25/2036	1,861,131

	Citigroup Mortgage Loan Trust, Inc.,
773,471	Series 2006-8-A4	16.96%	#^ I/F	10/25/2035	950,127
3,886,844	Series 2010-9-3A7	9.83%	^	01/25/2036	3,780,408
5,860,374	Series 2010-9-4A3	6.99%	#^	09/25/2035	6,095,472

	CitiMortgage Alternative Loan Trust,
3,451,761	Series 2007-A4-1A6	5.75%		04/25/2037	2,977,450
2,756,046	Series 2007-A6-1A16	6.00%		06/25/2037	2,398,258

	Countrywide Alternative Loan Trust,
1,834,540	Series 2005-85CB-2A5	2.08%	#	02/25/2036	1,457,449
387,426	Series 2005-85CB-2A6	18.03%	# I/F	02/25/2036	464,122

	Credit Suisse First Boston Mortgage Securities Corporation,
3,267,195	Series 2005-11-7A1	6.00%		12/25/2035	2,664,771

	Credit Suisse Mortgage Capital Certificates,
4,026,627	Series 2006-5-3A3	6.50%		06/25/2036	2,076,011
1,250,514	Series 2006-9-2A1	5.50%		11/25/2036	1,167,678
845,250	Series 2006-9-6A14	6.00%		11/25/2036	822,266

	First Horizon Asset Securities, Inc.,
1,678,356	Series 2007-AR3-2A2	2.94%	#	11/25/2037	1,505,540

	IndyMac Mortgage Loan Trust,
941,287	Series 2005-AR1-2A1	3.59%	#	11/25/2035	886,904
2,435,655	Series 2005-AR23-6A1	3.17%	#	11/25/2035	2,037,934

	JP Morgan Alternative Loan Trust,
690,437	Series 2006-S1-2A5	5.50%		02/25/2021	684,036

	JP Morgan Resecuritization Trust,
4,555,678	Series 2011-1-1A10	6.00%	#^	12/26/2036	4,447,493
4,271,103	Series 2011-1-2A10	6.00%	#^	06/26/2037	4,206,931

	Lehman Mortgage Trust,
2,008,003	Series 2007-10-1A1	6.00%		01/25/2038	1,986,057
2,287,277	Series 2007-4-1A3	5.75%		05/25/2037	1,825,372

	Lehman XS Trust,
1,054,843	Series 2005-2-1A2	1.68%	#	08/25/2035	1,019,539

	MASTR Asset Securitization Trust,
1,346,964	Series 2007-2-A3	6.25%		01/25/2038	1,214,752

	Nationstar HECM Loan Trust,
6,500,000	Series 2016-2A-M2	6.54%	^	06/25/2026	6,574,126
3,250,000	Series 2016-3A-M2	5.68%	^	08/25/2026	3,231,322

	Nomura Resecuritization Trust,
2,865,153	Series 2010-2RA-A2	5.50%	^	01/26/2036	2,881,090

	RBSGC Structured Trust,
2,077,464	Series 2008-B-A1	6.00%	^	06/25/2037	1,782,246

	Residential Accredit Loans, Inc.,
1,975,452	Series 2005-AS14-3A1	6.00%		09/25/2035	1,872,149
3,010,540	Series 2005-QS13-2A3	5.75%		09/25/2035	2,703,982
2,270,969	Series 2006-QS10-A1	6.00%		08/25/2036	1,922,064
2,529,617	Series 2006-QS6-1A5	5.75%		06/25/2036	2,140,458
4,599,405	Series 2006-QS7-A3	6.00%		06/25/2036	3,875,378
1,175,251	Series 2007-QS1-1A1	6.00%		01/25/2037	1,029,395
4,958,734	Series 2007-QS3-A1	6.50%		02/25/2037	4,124,922
1,986,002	Series 2007-QS6-A1	1.31%	#	04/25/2037	1,513,423
2,102,563	Series 2007-QS6-A102	5.75%		04/25/2037	1,862,663
452,421	Series 2007-QS6-A2	47.40%	# I/F	04/25/2037	874,734

	Residential Asset Securitization Trust,
1,943,873	Series 2006-A6-1A12	6.12%	# I/F I/O	07/25/2036	647,535
1,922,019	Series 2006-A6-1A9	6.00%		07/25/2036	930,665
4,389,468	Series 2007-A2-1A2	6.00%		04/25/2037	3,869,193

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	Residential Asset Securitization Trust, (Cont.)
2,715,956	Series 2007-A7-A1	6.00%		07/25/2037	1,850,123
1,324,902	Series 2007-A8-1A3	6.00%		08/25/2037	1,106,834

	Residential Funding Mortgage Securities Trust,
2,319,746	Series 2006-S5-A9	6.00%		06/25/2036	2,219,197
1,398,158	Series 2007-S2-A4	6.00%		02/25/2037	1,309,378
1,593,585	Series 2007-S6-1A10	6.00%		06/25/2037	1,461,435

	Springleaf Mortgage Loan Trust,
5,000,000	Series 2013-2A-B2	6.00%	#^	12/25/2065	5,015,179

	Structured Adjustable Rate Mortgage Loan Trust,
1,675,072	Series 2006-1-2A2	3.22%	#	02/25/2036	1,466,823

	Structured Asset Securities Corporation,
6,541,000	Series 2005-11H-A3	5.50%		06/25/2035	6,393,041

	Washington Mutual Mortgage Pass-Through Certificates,
4,930,755	Series 2006-8-A4	4.56%	#	10/25/2036	3,183,561

	Wells Fargo Alternative Loan Trust,
3,542,015	Series 2007-PA3-2A1	6.00%		07/25/2037	3,323,804

	Total Non-Agency Residential Collateralized Mortgage Obligations (Cost $165,891,167)				170,524,680

US GOVERNMENT AND AGENCY OBLIGATIONS 4.3%
14,000,000	United States Treasury Notes	1.25%	‡	12/31/2018	14,007,112

	Total US Government and Agency Obligations (Cost $13,995,586)				14,007,112

US GOVERNMENT / AGENCY MORTGAGE BACKED OBLIGATIONS 49.3%

	Federal Home Loan Mortgage Corporation,
591,545	Series 2016-KF22-B	5.83%	# ^	07/25/2023	596,983
1,043,075	Series 3211-SI	23.83%	# I/F I/O	09/15/2036	790,309
2,123,071	Series 3236-ES	5.79%	# I/F I/O	11/15/2036	370,414
1,352,890	Series 3256-S	5.78%	# I/F I/O	12/15/2036	230,700
1,075,535	Series 3292-SD	5.19%	# I/F I/O	03/15/2037	136,235
9,274,224	Series 3297-BI	5.85%	# I/F I/O	04/15/2037	1,771,112
6,581,402	Series 3311-BI	5.85%	# I/F I/O	05/15/2037	1,205,911
6,620,468	Series 3311-IA	5.50%	# I/F I/O	05/15/2037	1,280,483
1,644,707	Series 3314-SH	5.49%	# I/F I/O	11/15/2036	234,613
213,578	Series 3317-DS	12.72%	# I/F	05/15/2037	271,272
1,474,518	Series 3330-KS	5.64%	# I/F I/O	06/15/2037	218,756
407,571	Series 3339-AI	5.64%	# I/F I/O	07/15/2037	67,306
4,398,541	Series 3339-TI	5.23%	# I/F I/O	07/15/2037	783,592
3,013,858	Series 3374-SD	5.54%	# I/F I/O	10/15/2037	523,040
998,987	Series 3382-SU	5.39%	# I/F I/O	11/15/2037	152,681
7,575,154	Series 3404-SA	5.09%	# I/F I/O	01/15/2038	1,156,204
834,319	Series 3423-GS	4.74%	# I/F I/O	03/15/2038	95,092
6,239,109	Series 3435-S	5.07%	# I/F I/O	04/15/2038	895,056
809,853	Series 3508-PS	5.74%	# I/F I/O	02/15/2039	109,878
1,944,621	Series 3725-CS	5.09%	# I/F I/O	05/15/2040	233,844
4,624,804	Series 3728-SV	3.54%	# I/F I/O	09/15/2040	429,142
16,626,302	Series 3736-SN	5.14%	# I/F I/O	10/15/2040	2,906,504
6,299,449	Series 3753-SB	5.09%	# I/F I/O	11/15/2040	1,120,538
7,394,556	Series 3780-SM	5.59%	# I/F I/O	12/15/2040	1,429,422
2,571,623	Series 3815-ST	4.94%	# I/F I/O	02/15/2041	357,749
1,174,966	Series 3905-SC	18.83%	# I/F ‡	08/15/2041	1,972,573
2,456,780	Series 3924-SJ	5.09%	# I/F I/O	09/15/2041	334,690
10,710,857	Series 3960-ES	5.04%	# I/F I/O	11/15/2041	1,513,302
7,669,246	Series 3997-LZ	3.50%	‡	02/15/2042	7,819,692
4,918,167	Series 4064-SA	5.09%	# I/F I/O	06/15/2042	1,029,370
3,032,694	Series 4155-GS	4.52%	# I/F ‡	01/15/2033	3,034,602
14,918,794	Series 4217-CS	4.19%	# I/F ‡	06/15/2043	12,955,654
3,436,518	Series 4225-BS	9.77%	# I/F	12/15/2040	3,677,242
6,158,104	Series 4291-MS	4.99%	# I/F I/O	01/15/2054	1,036,179
13,221,641	Series 4302-GS	5.24%	# I/F I/O	02/15/2044	2,143,224

	Federal National Mortgage Association,
186,674	Series 2005-104-SI	5.72%	# I/F I/O	12/25/2033	2,124
352,685	Series 2005-72-WS	5.77%	# I/F I/O	08/25/2035	47,890
3,593,336	Series 2005-90-SP	5.77%	# I/F I/O	09/25/2035	453,679

10	DoubleLine Opportunistic Credit Fund	The accompanying notes are an integral part of these financial statements.

(Unaudited) March 31, 2017

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	Federal National Mortgage Association, (Cont.)
1,414,370	Series 2006-117-SQ	5.57%	# I/F I/O	12/25/2036	181,428
929,787	Series 2006-119-HS	5.67%	# I/F I/O	12/25/2036	137,449
9,246,824	Series 2006-123-CI	5.76%	# I/F I/O	01/25/2037	1,801,750
4,068,588	Series 2006-60-YI	5.59%	# I/F I/O	07/25/2036	933,150
4,363,795	Series 2007-15-BI	5.72%	# I/F I/O	03/25/2037	763,281
1,604,109	Series 2007-20-S	5.76%	# I/F I/O	03/25/2037	220,962
890,214	Series 2007-21-SD	5.50%	# I/F I/O	03/25/2037	127,008
1,920,249	Series 2007-30-IE	5.76%	# I/F I/O	04/25/2037	425,061
4,722,769	Series 2007-32-SA	5.12%	# I/F I/O	04/25/2037	721,515
2,275,627	Series 2007-40-SA	5.12%	# I/F I/O	05/25/2037	361,006
528,982	Series 2007-48-SE	5.12%	# I/F I/O	05/25/2037	67,702
1,189,886	Series 2007-64-LI	5.58%	# I/F I/O	07/25/2037	162,833
414,662	Series 2007-68-SA	5.67%	# I/F I/O	07/25/2037	53,737
11,296,857	Series 2007-75-PI	5.56%	# I/F I/O	08/25/2037	2,067,153
6,382,930	Series 2008-33-SA	5.02%	# I/F I/O	04/25/2038	946,034
4,911,179	Series 2008-42-SC	4.92%	# I/F I/O	05/25/2038	785,863
1,075,533	Series 2008-5-GS	5.27%	# I/F I/O	02/25/2038	190,161
3,420,146	Series 2008-62-SD	5.07%	# I/F I/O	07/25/2038	521,448
2,307,489	Series 2008-68-SB	5.12%	# I/F I/O	08/25/2038	386,983
934,673	Series 2009-111-SE	5.27%	# I/F I/O	01/25/2040	137,119
2,222,202	Series 2009-12-CI	5.62%	# I/F I/O	03/25/2036	465,654
601,544	Series 2009-26-SM	5.37%	# I/F I/O	08/25/2038	17,113
859,075	Series 2009-47-SA	5.12%	# I/F I/O	07/25/2039	96,503
709,228	Series 2009-48-WS	4.97%	# I/F I/O	07/25/2039	75,590
350,134	Series 2009-67-SA	4.17%	# I/F I/O	07/25/2037	39,871
989,710	Series 2009-87-SA	5.02%	# I/F I/O	11/25/2049	131,522
1,987,249	Series 2009-91-SD	5.17%	# I/F I/O	11/25/2039	299,741
332,945	Series 2010-109-BS	46.37%	# I/F	10/25/2040	1,251,555
705,934	Series 2010-115-SD	5.62%	# I/F I/O	11/25/2039	111,295
1,374,066	Series 2010-11-SC	3.82%	# I/F I/O	02/25/2040	137,020
4,177,556	Series 2010-134-SE	5.67%	# I/F I/O	12/25/2025	486,784
11,098,442	Series 2010-142-SC	5.62%	# I/F I/O	12/25/2040	2,220,975
4,419,242	Series 2010-150-MS	5.55%	# I/F I/O	01/25/2041	855,284
2,081,207	Series 2010-15-SL	3.97%	# I/F I/O	03/25/2040	244,875
612,052	Series 2010-19-SA	4.42%	# I/F I/O	03/25/2050	68,286
1,817,087	Series 2010-31-SB	4.02%	# I/F I/O	04/25/2040	196,671
2,834,783	Series 2010-39-SL	4.69%	# I/F I/O	05/25/2040	398,556
56,364	Series 2010-40-EI	4.50%	I/O	05/25/2024	9
752,276	Series 2010-8-US	3.82%	# I/F I/O	02/25/2040	75,269
1,077,591	Series 2010-9-GS	3.77%	# I/F I/O	02/25/2040	101,075
2,644,874	Series 2011-114-S	5.02%	# I/F I/O	09/25/2039	386,236
2,655,914	Series 2011-146-US	5.63%	# I/F ‡	01/25/2042	2,405,782
157,371	Series 2011-40-SA	7.55%	# I/F	09/25/2040	176,894
3,238,231	Series 2011-55-BZ	3.50%		06/25/2041	3,287,055
2,263,574	Series 2011-58-SA	5.57%	# I/F I/O	07/25/2041	415,263
1,627,307	Series 2011-5-PS	5.42%	# I/F I/O	11/25/2040	202,135
4,900,266	Series 2012-22-AZ	4.00%	‡	03/25/2042	5,110,231
1,123,024	Series 2012-29-SG	5.02%	# I/F I/O	04/25/2042	151,467
8,902,297	Series 2012-56-SN	5.07%	# I/F I/O	06/25/2042	1,309,744
8,584,193	Series 2012-76-SC	5.02%	# I/F I/O	07/25/2042	1,453,283
1,062,705	Series 2012-82-SC	6.15%	# I/F ‡	08/25/2042	1,075,027
6,666,782	Series 2013-17-MS	4.46%	# I/F	03/25/2043	6,162,273
4,134,825	Series 2013-18-BS	4.22%	# I/F ‡	03/25/2043	3,891,615
2,668,267	Series 2013-41-SC	4.53%	# I/F ‡	05/25/2043	2,374,079
3,426,699	Series 2013-51-SH	4.53%	# I/F	05/25/2033	3,119,662
10,316,596	Series 2013-55-KS	4.53%	# I/F ‡	06/25/2043	9,423,439
3,762,505	Series 2013-61-ZN	3.00%	‡	06/25/2033	3,668,427
10,296,216	Series 2013-83-US	4.02%	# I/F ‡	08/25/2043	8,753,737
534,614	Series 374-19	6.50%	I/O	09/25/2036	126,295

PRINCIPAL AMOUNT $/ SHARES	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	Government National Mortgage Association,
1,393,309	Series 2009-104-SD	5.42%	# I/F I/O	11/16/2039	240,749
435,277	Series 2010-98-IA	5.81%	# I/O	03/20/2039	49,614
1,179,537	Series 2011-56-BS	5.17%	# I/F I/O	11/16/2036	27,544
2,208,742	Series 2011-56-KS	5.17%	# I/F I/O	08/16/2036	88,408
1,838,560	Series 2011-69-SB	4.37%	# I/F I/O	05/20/2041	246,269
9,982,226	Series 2011-70-WS	7.74%	# I/F ‡	12/20/2040	10,731,388
2,759,519	Series 2011-71-SG	4.42%	# I/F I/O	05/20/2041	384,913
3,201,906	Series 2011-72-AS	4.40%	# I/F I/O	05/20/2041	433,213
3,719,911	Series 2011-89-SA	4.47%	# I/F I/O	06/20/2041	489,495
1,728,974	Series 2012-34-LI	6.00%	# I/F I/O	12/16/2039	397,779
8,906,732	Series 2013-119-TZ	3.00%	‡	08/20/2043	8,453,588
7,366,795	Series 2013-188-MS	4.62%	# I/F I/O	12/16/2043	1,225,543
57,330,206	Series 2013-39-HS	3.77%	# I/F I/O	03/20/2041	6,272,549
10,532,358	Series 2014-39-SK	5.22%	# I/F I/O	03/20/2044	1,674,391
13,844,470	Series 2014-59-DS	5.32%	# I/F I/O	04/16/2044	2,280,642
9,061,613	Series 2014-63-SD	4.57%	# I/F I/O	04/20/2044	1,667,972
9,752,769	Series 2014-69-ST	5.17%	# I/F I/O	12/16/2039	1,612,239

	Total US Government / Agency Mortgage Backed Obligations (Cost $157,284,564)				161,421,288

SHORT TERM INVESTMENTS 0.1%
133,130	BlackRock Liquidity Funds FedFund - Institutional Shares	0.60%	♦		133,130
133,129	Fidelity Institutional Money Market Government Portfolio - Class I	0.56%	♦		133,129
133,129	Morgan Stanley Institutional Liquidity Funds Government Portfolio - Institutional Share Class	0.60%	♦		133,129

	Total Short Term Investments (Cost $399,388)				399,388

	Total Investments 121.6% (Cost $393,415,073)				398,386,147
	Liabilities in Excess of Other Assets (21.6)%				(70,819,748)

	NET ASSETS 100.0%				$327,566,399

SECURITY TYPE BREAKDOWN as a % of Net Assets:
Non-Agency Residential Collateralized Mortgage Obligations	52.0%
US Government / Agency Mortgage Backed Obligations	49.3%
Non-Agency Commercial Mortgage Backed Obligations	8.6%
Collateralized Loan Obligations	6.4%
US Government and Agency Obligations	4.3%
Asset Backed Obligations	0.9%
Short Term Investments	0.1%
Other Assets and Liabilities	(21.6)%

100.0%

#	Variable rate security. Rate disclosed as of March 31, 2017.

^	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional buyers. These securities are determined to be liquid by the Adviser, unless otherwise noted, under procedures established by the Fund’s Board of Trustees. At March 31, 2017, the value of these securities amounted to $113,903,856 or 34.8% of net assets.

¥	Illiquid security. At March 31, 2017, the value of these securities amounted to $3,547,105 or 1.1% of net assets.

@	Security pays interest at rates that represent residual cashflows available after more senior tranches have been paid. The interest rate disclosed reflects the estimated rate in effect as of March 31, 2017.

I/O	Interest only security

I/F	Inverse floating rate security whose interest rate moves in the opposite direction of reference interest rates

‡	All or partial amount transferred for the benefit of the counterparty as collateral for reverse repurchase agreements.

♦	Seven-day yield as of March 31, 2017

The accompanying notes are an integral part of these financial statements.	Semi-Annual Report	March 31, 2017	11

Schedule of Investments DoubleLine Opportunistic Credit Fund (Cont.)	(Unaudited) March 31, 2017

Reverse Repurchase Agreements
Counterparty	Rate	Trade Date	Maturity Date	Principal	Principal & Interest
JP Morgan Securities LLC	1.73%	03/29/2017	04/28/2017	$18,953,000	$18,954,824
Goldman Sachs	1.35%	02/28/2017	05/01/2017	16,719,000	16,738,436
Bank of America Merrill Lynch	1.40%	02/27/2017	04/27/2017	12,101,000	12,116,059
JP Morgan Securities LLC	1.43%	03/29/2017	04/28/2017	7,184,000	7,184,572
Goldman Sachs	0.89%	03/08/2017	05/25/2017	4,981,000	4,983,832
Bank of America Merrill Lynch	1.60%	02/27/2017	04/27/2017	2,687,000	2,690,822

				$62,625,000	$62,668,544

The weighted average daily balance of reverse repurchase agreements during the reporting period ended March 31, 2017 was $66,153,857, at a weighted average interest rate of 1.26%. Total market value of underlying collateral (refer to the Schedule of Investments for positions transferred for the benefit of the counterparty as collateral) for open reverse repurchase agreements at March 31, 2017 was $81,398,513.

Securities Accounted for as Secured Borrowings
	Remaining Contractual Maturity of the Agreements
	Overnight and Continuous	Up to 30 days	31-90 days	Greater than 90 days	Total
Reverse Repurchase Agreements
US Government / Agency Mortgage Backed Obligations	$—	$40,925,000	$21,700,000	$—	$62,625,000

Total Borrowings	$—	$40,925,000	$21,700,000	$—	$62,625,000

Gross amount of recognized liabilities for reverse repurchase agreements					$62,625,000

12	DoubleLine Opportunistic Credit Fund	The accompanying notes are an integral part of these financial statements.

Statement of Assets and Liabilities	(Unaudited) March 31, 2017

ASSETS
Investments in Securities, at Value*	$397,986,759
Short Term Investments*	399,388
Receivable for Investments Sold	7,026,581
Interest and Dividends Receivable	2,439,782
Total Assets	407,852,510

LIABILITIES
Payable for Reverse Repurchase Agreements	62,625,000
Payable for Investments Purchased	17,051,198
Investment Advisory Fees Payable	331,552
Administration, Fund Accounting and Custodian Fees Payable	124,420
Accrued Expenses	56,230
Professional Fees Payable	54,167
Interest Payable for Reverse Repurchase Agreements	43,544
Total Liabilities	80,286,111
Commitments and Contingencies (See Note 2)
Net Assets	$327,566,399

NET ASSETS CONSIST OF:
Capital Stock ($0.00001 par value)	$149
Additional Paid-in Capital	353,340,289
Undistributed (Accumulated) Net Investment Income (Loss) (See Note 5)	1,221,779
Accumulated Net Realized Gain (Loss) on Investments	(31,966,892)
Net Unrealized Appreciation (Depreciation) on Investments	4,971,074
Net Assets	$327,566,399

*Identified Cost:
Investments in Securities	$393,015,685
Short Term Investments	399,388

Shares Outstanding and Net Asset Value Per Share:
Shares Outstanding (unlimited authorized)	14,860,627
Net Asset Value per Share	$22.04

The accompanying notes are an integral part of these financial statements.	Semi-Annual Report	March 31, 2017	13

Statement of Operations	(Unaudited) For the Period Ended March 31, 2017

INVESTMENT INCOME
Income:
Interest	$15,878,288
Total Investment Income	15,878,288
Expenses:
Investment Advisory Fees	1,985,837
Administration, Fund Accounting and Custodian Fees	300,062
Interest Expense for Reverse Repurchase Agreements	422,976
Professional Fees	56,564
Trustees Fees	48,993
Shareholder Reporting Expenses	34,258
Registration Fees	12,434
Insurance Expenses	3,686
Miscellaneous Expenses	4,665
Transfer Agent Expenses	2,700
Total Expenses	2,872,175

Net Investment Income (Loss)	13,006,113

REALIZED & UNREALIZED GAIN (LOSS)
Net Realized Gain (Loss) on Investments	53,141
Net Change in Unrealized Appreciation (Depreciation) on Investments	(16,864,560)
Net Realized and Unrealized Gain (Loss)	(16,811,419)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(3,805,306)

14	DoubleLine Opportunistic Credit Fund	The accompanying notes are an integral part of these financial statements.

Statements of Changes in Net Assets	For the Period Ended March 31, 2017

	Period Ended March 31, 2017 (Unaudited)	Year Ended September 30, 2016

OPERATIONS
Net Investment Income (Loss)	$13,006,113	$26,755,515
Net Realized Gain (Loss) on Investments	53,141	301,555
Net Change in Unrealized Appreciation (Depreciation) on Investments	(16,864,560)	(1,436,231)
Net Increase (Decrease) in Net Assets Resulting from Operations	(3,805,306)	25,620,839

DISTRIBUTIONS TO SHAREHOLDERS
From Net Investment Income	(14,880,094)	(36,780,598)
From Return of Capital	—	(755,007)

Total Distributions to Shareholders	(14,880,094)	(37,535,605)

NET SHARE TRANSACTIONS
Increase (Decrease) in Net Assets Resulting from Net Share Transactions	388,271	1,100,708

Total Increase (Decrease) in Net Assets	$(18,297,129)	$(10,814,058)

NET ASSETS
Beginning of Period	$345,863,528	$356,677,586
End of Period	$327,566,399	$345,863,528

Undistributed (Accumulated) Net Investment Income (Loss) (See Note 5)	$1,221,779	$3,095,760

The accompanying notes are an integral part of these financial statements.	Semi-Annual Report	March 31, 2017	15

Statement of Cash Flows	(Unaudited) For the Period Ended March 31, 2017

CASH FLOWS PROVIDED BY (USED IN) OPERATING ACTIVITIES
Net Increase (Decrease) in Net Assets Resulting from Operations	$(3,805,306)
Adjustments to Reconcile the Change in Net Assets from Operations to Net Cash Provided By (Used In) Operating activities:
Purchases of Long Term Investments	(47,108,160)
Proceeds from Disposition of Long Term Investments	44,710,065
Net (Purchases of) Proceeds from Disposition of Short Term Investments	2,358,825
Net Amortization (Accretion) of Premiums/Discounts	(2,113,956)
Net Realized (Gain) Loss on Investments	(53,141)
Net Change in Unrealized Depreciation (Appreciation) of Investments	16,864,560
(Increase) Decrease in:
Interest and Dividends Receivable	(62,987)
Prepaid Expenses and Other Assets	3,245
Receivable for Investments Sold	(7,026,581)
Increase (Decrease) in:
Payable for Investments Purchased	14,492,768
Investment Advisory Fees Payable	(8,759)
Interest Payable for Reverse Repurchase Agreements	22,495
Accrued Expenses	3,452
Administration, Fund Accounting and Custodian Fees Payable	(47,422)
Professional Fees Payable	(13,275)
Net Cash Provided By (Used In) Operating Activities	18,215,823

CASH FLOWS PROVIDED BY (USED IN) FINANCING ACTIVITIES
Cash Dividends Paid to Common Stockholders	(14,491,823)
Purchases of Reverse Repurchase Agreements	375,571,000
Proceeds from Reverse Repurchase Agreements	(379,295,000)
Net Cash Provided By (Used In) Financing Activities	(18,215,823)

NET CHANGE IN CASH
Cash at Beginning of Period	—
Cash at End of Period	$—

SUPPLEMENTAL DISCLOSURE OF CASH FLOW AND NON-CASH INFORMATION
Additional Paid-in Capital from Dividend Reinvestment	$388,271
Cash Paid for Interest on Reverse Repurchase Agreements	400,481

16	DoubleLine Opportunistic Credit Fund	The accompanying notes are an integral part of these financial statements.

Financial Highlights	March 31, 2017

	Period Ended March 31, 2017 (Unaudited)		Year Ended September 30, 2016	Year Ended September 30, 2015	Year Ended September 30, 2014	Year Ended September 30, 2013	Period Ended September 30, 2012[1]

Net Asset Value, Beginning of Period	$23.30		$24.10	$23.41	$22.97	$24.87	$23.83	[2]

Income (Loss) from Investment Operations:
Net Investment Income (Loss)[3]	0.88		1.81	2.21	1.83	1.63	1.18
Net Gain (Loss) on Investments (Realized and Unrealized)	(1.14)		(0.08)	0.97	0.61	(1.05)	1.06
Total from Investment Operations	(0.26)		1.73	3.18	2.44	0.58	2.24

Less Distributions:
Distributions from Net Investment Income	(1.00)		(2.48)	(2.49)	(2.00)	(2.48)	(1.20)
Return of Capital	—		(0.05)	—	—	—	—
Total Distributions	(1.00)		(2.53)	(2.49)	(2.00)	(2.48)	(1.20)
Net Asset Value, End of Period	$22.04		$23.30	$24.10	$23.41	$22.97	$24.87
Market Price, End of Period	$23.86		$25.68	$24.88	$23.60	$22.88	$27.07
Total Return on Net Asset Value[4]	(1.07)%	[7]	7.81%	14.33%	11.12%	2.24%	9.48%	[7]
Total Return on Market Price[5]	(2.90)%	[7]	14.38%	17.08%	12.46%	(6.60)%	13.43%	[7]

Supplemental Data:
Net Assets, End of Period (000’s)	$327,566		$345,864	$356,678	$345,682	$338,659	$366,104
Ratios to Average Net Assets:
Expenses, including interest expense	1.73%	[6]	1.59%	1.65%	1.67%	1.40%	1.30%	[6]
Expenses, excluding interest expense	1.48%	[6]	1.44%	1.49%	1.49%	1.36%	1.30%	[6]
Net Investment Income (Loss)	7.85%	[6]	7.77%	9.27%	7.90%	6.70%	7.13%	[6]
Portfolio Turnover Rate	11%	[7]	14%	4%	22%	17%	11%	[7]

[1]	The Fund commenced operations on January 27, 2012.
[2]	Net Asset Value, Beginning of Period, reflects a deduction of $1.17 per share of sales load and offering expenses from the initial public offering price of $25.00 per share.
[3]	Calculated based on average shares outstanding during the period.
[4]	Total Return on Net Asset Value is computed based upon the Net Asset Value of common stock on the first business day and the closing Net Asset Value on the last business day of the period. Dividends and distributions are assumed to be reinvested at the prices obtained under the Fund’s dividend reinvestment plan.
[5]	Total Return on Market Price is computed based upon the New York Stock Exchange market price of the Fund’s shares and excludes the effect of brokerage commissions. Dividends and distributions are assumed to be reinvested at the prices obtained under the Fund’s dividend reinvestment plan.
[6]	Annualized.
[7]	Not Annualized.

The accompanying notes are an integral part of these financial statements.	Semi-Annual Report	March 31, 2017	17

Notes to Financial Statements	(Unaudited) March 31, 2017

1.  Organization

DoubleLine Opportunistic Credit Fund (the “Fund”) was formed as a closed-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”), and originally classified as a non-diversified fund. The Fund is currently operating as a diversified fund. The Fund has previously operated as a non-diversified fund and may operate as a non-diversified fund in the future to the extent permitted by applicable law. The Fund was organized as a Massachusetts business trust on July 22, 2011 and commenced operations on January 27, 2012. The Fund is listed on the New York Stock Exchange (“NYSE”) under the symbol “DBL”. The Fund’s investment objective is to seek high total investment return by providing a high level of current income and the potential for capital appreciation.

2.  Significant Accounting Policies

The Fund is an investment company that applies the accounting and reporting guidance issued in Topic 946, “Financial Services—Investment Companies”, by the Financial Accounting Standards Board (“FASB”). The following is a summary of the significant accounting policies of the Fund. These policies are in conformity with accounting principles generally accepted in the United States of America (“US GAAP”).

A. Security Valuation. The Fund has adopted US GAAP fair value accounting standards which establish a definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion of changes in valuation techniques and related inputs during the period. These inputs are summarized in the three broad levels listed below:

•	Level 1—Unadjusted quoted market prices in active markets for identical securities

•	Level 2—Quoted prices for identical or similar assets in markets that are not active, or inputs derived from observable market data

•	Level 3—Significant unobservable inputs (including the reporting entity’s estimates and assumptions)

Assets and liabilities may be transferred between levels. The Fund uses end of period timing recognition to account for any transfers.

Market values for domestic and foreign fixed income securities are normally determined on the basis of valuations provided by independent pricing services. Vendors typically value such securities based on one or more inputs described in the following table which is not intended to be a complete list. The table provides examples of inputs that are commonly relevant for valuing particular classes of fixed income securities in which the Fund is authorized to invest. However, these classifications are not exclusive, and any of the inputs may be used to value any other class of fixed-income securities. Securities that use similar valuation techniques and inputs as described in the following table are categorized as Level 2 of the fair value hierarchy. To the extent the significant inputs are unobservable, the values generally would be categorized as Level 3.

Fixed-income class	Examples of Inputs
All	Benchmark yields, transactions, bids, offers, quotations from dealers and trading systems, new issues, spreads and other relationships observed in the markets among comparable securities; and proprietary pricing models such as yield measures calculated using factors such as cash flows, financial or collateral performance and other reference data (collectively referred to as “standard inputs”)
Corporate bonds and notes; convertible securities	Standard inputs and underlying equity of the issuer
US bonds and notes of government and government agencies	Standard inputs
Residential and commercial mortgage-backed obligations; asset-backed obligations (including collateralized loan obligations)	Standard inputs and cash flows, prepayment information, default rates, delinquency and loss assumptions, collateral characteristics, credit enhancements and specific deal information, trustee reports

Investments in registered open-end management investment companies will be valued based upon the net asset value (“NAV”) of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in private investment funds typically will be valued based upon the NAVs of such investments and are categorized as Level 2 of the fair value hierarchy. As of March 31, 2017, the Fund did not hold any investments in private investment funds.

18	DoubleLine Opportunistic Credit Fund

(Unaudited) March 31, 2017

The Fund may enter into reverse repurchase agreements. In a reverse repurchase agreement, the Fund sells to a financial institution a security that it holds with an agreement to repurchase the same security at an agreed-upon price and date. A reverse repurchase agreement involves the risk that the market value of the security may decline below the repurchase price of the security. The Fund will segregate assets determined to be liquid by the Adviser or otherwise cover its obligations under reverse repurchase agreements. Due to the short term nature of the reverse repurchase agreements, face value approximates fair value at March 31, 2017.

Securities may be fair valued in accordance with the fair valuation procedures approved by the Board of Trustees (the “Board”). The valuation committee is generally responsible for overseeing the day to day valuation processes and reports periodically to the Board. The valuation committee and the pricing group are authorized to make all necessary determinations of the fair values of portfolio securities and other assets for which market quotations are not readily available or if it is deemed that the prices obtained from brokers and dealers or independent pricing services are deemed to be unreliable indicators of market or fair value.

The following is a summary of the fair valuations according to the inputs used to value the Fund’s investments as of March 31, 20171:

Category
Investments in Securities
Level 1
Money Market Funds	$399,388
Total Level 1	399,388
Level 2
US Government / Agency Mortgage Backed Obligations	161,421,288
Non-Agency Residential Collateralized Mortgage Obligations	150,335,604
US Government and Agency Obligations	14,007,112
Non-Agency Commercial Mortgage Backed Obligations	19,333,073
Collateralized Loan Obligations	21,050,650
Asset Backed Obligations	1,996,072
Total Level 2	368,143,799
Level 3
Non-Agency Residential Collateralized Mortgage Obligations	20,189,076
Non-Agency Commercial Mortgage Backed Obligations	8,755,620
Asset Backed Obligations	898,264
Total Level 3	29,842,960
Total	$398,386,147

Certain of the Fund’s assets/liabilities are held at face value, which approximates fair value for financial statement purposes. The following is a summary of such assets/liabilities as of March 31, 2017.

Other Financial Instruments
Level 1	$—
Total Level 1	—
Level 2
Reverse Repurchase Agreements	62,625,000
Total Level 2	62,625,000
Level 3	—
Total	$62,625,000

See the Schedule of Investments for further disaggregation of investment categories.

[1]	There were no transfers into or out of Level 1 during the period ended March 31, 2017.

Semi-Annual Report	March 31, 2017	19

Notes to Financial Statements (Cont.)	(Unaudited) March 31, 2017

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

	Balance as of 9/30/2016	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)[3]	Net Accretion (Amortization)	Purchases[1]	Sales[2]	Transfers Into Level 3[4]	Transfers Out of Level 3[4]	Balance as of 3/31/2017	Net Change in Unrealized Appreciation (Depreciation) on securities held at 3/31/2017[3]
Investments in Securities
Non-Agency Residential Collateralized Mortgage Obligations	$9,986,031	$27,306	$553,539	$101,797	$7,566	$(292,611)	$9,805,448	$—	$20,189,076	$553,539
Non-Agency Commercial Mortgage Backed Obligations	7,860,895	—	(175,924)	113,076	957,573	—	—	—	8,755,620	(187,584)
Asset Backed Obligations	1,107,087	—	(208,823)	—	—	—	—	—	898,264	(208,823)

Total	$18,954,013	$27,306	$168,792	$214,873	$965,139	$(292,611)	$9,805,448	$—	$29,842,960	$157,132

[1]	Purchases include all purchases of securities and payups.

[2]	Sales include all sales of securities, maturities, and paydowns.

[3]	Any difference between net change in unrealized appreciation (depreciation) and net change in unrealized appreciation (depreciation) on securities held at March 31, 2017 may be due to a security that was not held or categorized as Level 3 at either period end.

[4]	Transfers between Level 3 and Level 2 were due to a change in observable and/or unobservable inputs from the prior fiscal year end.

The following is a summary of quantitative information about Level 3 Fair Value Measurements:

	Fair Value as of 3/31/2017*	Valuation Techniques	Unobservable Input	Input Values	Impact to valuation from an increase to input
Non-Agency Residential Collateralized Mortgage Obligations	$20,189,076	Market Comparables	Market Quotes	$85.79 - $101.14	Significant changes in the market quotes would result in direct and proportional changes in the fair value of the security

Non-Agency Commercial Mortgage Backed Obligations	8,755,620	Market Comparables	Yields	9.56% - 24.95%	Increase in yields would result in the decrease in the fair value of the security

Asset Backed Obligations	898,264	Market Comparables	Market Quotes	$21.66	Significant changes in the market quotes would result in direct and proportional changes in the fair value of the security

*	Level 3 securities are typically valued by pricing vendors. The appropriateness of fair values for these securities is monitored on an ongoing basis by the Adviser, which may include back testing, results of vendor due diligence, unchanged price review and consideration of market and/or sector events.

B. Federal Income Taxes. The Fund has elected to be taxed as a “regulated investment company” and intends to distribute substantially all of its taxable income to its shareholders and otherwise comply with the provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no provision for federal income taxes has been made.

The Fund may be subject to a nondeductible 4% excise tax calculated as a percentage of certain undistributed amounts of net investment income and net capital gains.

The Fund has followed the authoritative guidance on accounting for and disclosure of uncertainty in tax positions, which requires the Fund to determine whether a tax position is more likely than not to be sustained upon examination, including resolution of any related appeals or litigation processes, based on the technical merits of the position. The Fund has determined that there was no effect on the financial statements from following this authoritative guidance. In the normal course of business, the Fund is subject to examination by federal, state and local jurisdictions, where applicable, for tax years for which applicable statutes of limitations have not expired. The Fund identifies its major tax jurisdictions as U.S. Federal, the Commonwealth of Massachusetts and the State of California.

C. Security Transactions, Investment Income. Investment securities transactions are accounted for on trade date. Gains and losses realized on sales of securities are determined on a specific identification basis. Interest income is recorded on an accrual basis. Discounts/premiums on debt securities purchased are accreted/amortized over the life of the respective securities using the effective interest method except for certain deep discount bonds where management does not expect the par value above the bond’s cost to be fully realized. Dividend income and corporate action transactions, if any, are recorded on the ex-date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of securities received. Paydown gains and losses on mortgage-related and other asset-backed securities are recorded as components of interest income on the Statement of Operations.

20	DoubleLine Opportunistic Credit Fund

(Unaudited) March 31, 2017

D. Dividends and Distributions to Shareholders. Dividends from net investment income will be declared and paid monthly. The Fund will distribute any net realized long or short-term capital gains at least annually. Distributions are recorded on the ex-dividend date.

Income and capital gain distributions are determined in accordance with income tax regulations which may differ from US GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications between paid-in capital, undistributed (accumulated) net investment income (loss), and/or undistributed (accumulated) realized gain (loss). Undistributed (accumulated) net investment income or loss may include temporary book and tax basis differences which will reverse in a subsequent period. Any taxable income or capital gain remaining at fiscal year end is distributed in the following year.

E. Use of Estimates. The preparation of financial statements in conformity with US GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, as well as the reported amounts of revenues and expenses during the period. Actual results could differ from those estimates.

F. Share Valuation. The NAV per share of the Fund is calculated by dividing the sum of the value of the securities held by the Fund, plus cash and other assets, minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding, rounded to the nearest cent. The Fund’s NAV is calculated on days when the NYSE opens for regular trading (except that the Fund does not calculate its NAV on holidays when the principal U.S. bond markets are closed, such as Columbus Day and Veterans Day).

G. Guarantees and Indemnifications. Under the Fund’s organizational documents, each Trustee and officer of the Fund is indemnified, to the extent permitted by the 1940 Act, against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts.

3.  Related Party Transactions

DoubleLine Capital LP (the “Adviser”) provides the Fund with investment management services under an Investment Management Agreement (the “Agreement”). Under the Agreement, the Adviser manages the investment of the assets of the Fund, places orders for the purchase and sale of its portfolio securities and is responsible for providing certain resources to assist with the day-to-day management of the Fund’s business affairs. As compensation for its services, the Adviser is entitled to a monthly fee at the annual rate of 1.00% of the average daily total managed assets of the Fund. Total managed assets means the total assets of the Fund (including assets attributable to any reverse repurchase agreements, dollar roll transactions or similar transactions, borrowings, and/or preferred shares that may be outstanding) minus accrued liabilities (other than liabilities in respect of reverse repurchase agreements, dollar roll transactions or similar transactions, and borrowings). An affiliate of the Adviser owned 6,744 shares of the Fund as of March 31, 2017. The Adviser has arrangements with DoubleLine Group LP to provide personnel and other resources to the Fund.

4.  Purchases and Sales of Securities

For the period ended March 31, 2017, purchases and sales of investments, excluding short term investments, were $47,108,160 and $44,710,065 respectively. There were no transactions in U.S. Government securities (defined as long-term U.S. Treasury bills, notes and bonds) during the period.

5.  Income Tax Information

The tax character of distributions for the Fund were as follows:

	Period Ended March 31, 2017	Year Ended September 30, 2016
Distributions Paid From:
Ordinary Income	$14,880,094	$36,780,598
Return of Capital	—	755,007
Total Distributions Paid	$14,880,094	$37,535,605

The amount and character of tax-basis distributions and composition of net assets, including undistributed (accumulated) net investment income (loss), are finalized at fiscal year-end; accordingly, tax-basis balances have not been determined as of the date of this report.

Semi-Annual Report	March 31, 2017	21

Notes to Financial Statements (Cont.)	(Unaudited) March 31, 2017

The Fund designated as long-term capital gain dividend, pursuant to Internal Revenue Code Section 852(b)(3), the amount necessary to reduce the earnings and profits of the Fund related to net capital gain to zero for the tax year ended September 30, 2016.

The cost basis of investments for federal income tax purposes as of March 31, 2017, was as follows:

Tax Cost of Investments	$392,322,681
Gross Tax Unrealized Appreciation	21,384,522
Gross Tax Unrealized Depreciation	(15,321,056)
Net Tax Unrealized Appreciation (Depreciation)	$6,063,466

As of September 30, 2016, the components of accumulated earnings (losses) for income tax purposes were as follows:

Net Tax Unrealized Appreciation (Depreciation)	$22,928,026
Undistributed Ordinary Income	—
Total Distributable Earnings	—
Other Accumulated Gains (Losses)	(30,016,665)
Total Accumulated Earnings (Losses)	$(7,088,639)

As of September 30, 2016, the following capital loss carryforward was available:

Capital Loss Carryforward	Expires
$26,129,016	Indefinite

The Fund may elect to defer to the first day of the next taxable year all or part of any late-year ordinary loss or post-October capital loss. As of September 30, 2016, the Fund deferred, on a tax basis, qualified late year losses of $3,885,650.

Additionally, US GAAP requires that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or NAV per share. The permanent differences primarily relate to paydown losses, market discount and return of capital. For the year ended September 30, 2016, the following table shows the reclassifications made:

Undistributed (Accumulated) Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss)	Paid-in Capital
$6,997,758	$(6,242,751)	$(755,007)

6.  Share Transactions

Transactions in the Fund’s shares were as follows:

	Period Ended March 31, 2017		Year Ended September 30, 2016
	Shares	Amount	Shares	Amount
Reinvested Dividends	17,171	$388,271	44,881	$1,100,708
Increase (Decrease) in Net Assets Resulting from Net Share Transactions	17,171	$388,271	44,881	$1,100,708

7.  Trustees Fees

Trustees who are not affiliated with the Adviser and its affiliates received, as a group, fees of $48,993 from the Fund during the period ended March 31, 2017. These trustees may elect to defer the cash payment of part or all of their compensation. These deferred amounts, which remain as liabilities of the Fund, are treated as if invested in shares of the Fund or other funds managed by the Adviser and its affiliates. These amounts represent general, unsecured liabilities of the Fund and vary according to the total returns of the selected funds. Trustees Fees in the Fund’s Statement of Operations are shown as $48,993 which includes $48,893 in current fees (either paid in cash or deferred) and an increase of $100 in the value of the deferred amounts. Certain trustees and officers of the Fund are also officers of the Adviser; such trustees and officers are not compensated by the Fund.

22	DoubleLine Opportunistic Credit Fund

(Unaudited) March 31, 2017

8.  Principal Risks

Below are summaries of some, but not all, of the principal risks of investing in the Fund, each of which could adversely affect the Fund’s NAV, market price, yield, and total return. The Fund’s prospectus provided additional information regarding these and other risks of investing in the Fund at the time of the initial public offering of the Fund’s shares.

•	market discount risk: The price of the Fund’s common shares of beneficial interest will fluctuate with market conditions and other factors. Shares of closed-end management investment companies frequently trade at a discount from their net asset value.

•	issuer risk: The value of securities may decline for a number of reasons that directly relate to the issuer, such as its financial strength, management performance, financial leverage and reduced demand for the issuer’s goods and services, as well as the historical and prospective earnings of the issuer and the value of its assets.

•	investment and market risk: An investment in the Fund is subject to the risk of loss. The value of the Fund’s securities and financial assets may move up or down, sometimes rapidly and unpredictably. Further, the value of securities held by the Fund may decline in value due to factors affecting securities markets generally or particular industries. Securities markets may, in response to governmental actions or intervention, economic or market developments, or other external factors, experience periods of high volatility and reduced liquidity. Certain securities may be difficult to value during such periods. These risks may be heightened for fixed income securities due to the current historically low interest rate environment.

•	collateralized debt obligations risk: The risks of an investment in a collateralized debt obligation (“CDO”) depend largely on the quality and type of the collateral and the tranche of the CDO in which the Fund invests. Normally, collateralized bond obligations (“CBOs”), CLOs and other CDOs are privately offered and sold, and thus are not registered under the securities laws. As a result, investments in CDOs may be characterized by the Fund as illiquid securities; however, an active dealer market, or other relevant measures of liquidity, may exist for CDOs allowing a CDO potentially to be deemed liquid by the Adviser under liquidity policies approved by the Board. In addition to the risks associated with debt instruments (e.g., interest rate risk and credit risk), CDOs carry additional risks including, but not limited to: (i) the possibility that distributions from collateral will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the possibility that the Fund may invest in CDOs that are subordinate to other classes; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

•	credit risk: Credit risk is the risk that one or more of the Fund’s investments in debt securities or other instruments will decline in price, or fail to pay interest, liquidation value or principal when due, because the issuer of the obligation or the issuer of a reference security experiences an actual or perceived decline in its financial status.

•	mortgage-backed securities risk: The risk that borrowers may default on their mortgage obligations or the guarantees underlying the mortgage-backed securities will default or otherwise fail and that, during periods of falling interest rates, mortgage-backed securities will be called or prepaid, which may result in the Fund having to reinvest proceeds in other investments at a lower interest rate. During periods of rising interest rates, the average life of a mortgage-backed security may extend, which may lock in a below-market interest rate, increase the security’s duration, and reduce the value of the security. Enforcing rights against the underlying assets or collateral may be difficult, or the underlying assets or collateral may be insufficient if the issuer defaults. The values of certain types of mortgage-backed securities, such as inverse floaters and interest-only and principal-only securities, may be extremely sensitive to changes in interest rates and prepayment rates.

•	sovereign debt obligations risk: Investments in countries’ government debt obligations involve special risks. The issuer or governmental entity that controls the repayment of sovereign debt may not be able or willing to repay the principal and/or interest when due in accordance with the terms of such debt or otherwise in a timely manner.

•

loan risk:  Investments in loans are in many cases subject to the risks associated with below-investment grade securities. Investments in loans are also subject to special risks, including, among others, the risk that (i) if the Fund holds a loan through another financial institution, or relies on a financial institution to administer the loan, the Fund’s receipt of principal and interest on the loan is subject to the credit risk of that financial institution; (ii) loans in which the Fund invests typically pay interest at floating rates, and the borrower may have the ability to change or adjust the interest rate on a loan or under circumstances that would be unfavorable to the Fund; (iii) it is possible that any collateral securing a loan may be insufficient or unavailable to the Fund; (iv) investments in highly leveraged loans or loans of stressed, distressed, or defaulted issuers may be subject to significant credit and liquidity risk; (v) transactions in loans may settle on a delayed basis, and the Fund potentially may not receive the proceeds from the sale of a loan for a substantial period of time after the sale; and (vi) loans may be difficult to value and may be illiquid, which may adversely affect an investment in the Fund. It is unclear whether the

Semi-Annual Report	March 31, 2017	23

Notes to Financial Statements (Cont.)	(Unaudited) March 31, 2017

protections of the securities laws against fraud and misrepresentation extend to loans and other forms of direct indebtedness. In the absence of definitive regulatory guidance, the Fund relies on the Adviser’s research in an attempt to avoid situations where fraud or misrepresentation could adversely affect the Fund. There can be no assurance that the Adviser’s efforts in this regard will be successful.

•	inverse floaters and related securities risk: Investments in inverse floaters, residual interest tender option bonds and similar instruments expose the Fund to the same risks as investments in debt securities and derivatives, as well as other risks, including those associated with leverage and increased volatility. An investment in these securities typically will involve greater risk than an investment in a fixed rate security. Distributions on inverse floaters, residual interest tender option bonds and similar instruments will typically bear an inverse relationship to short term interest rates and typically will be reduced or, potentially, eliminated as interest rates rise.

•	high yield risk: The risk that debt instruments rated below investment grade or debt instruments that are unrated and determined by the Adviser to be of comparable quality are predominantly speculative. These instruments, commonly known as “junk bonds,” have a higher degree of default risk and may be less liquid than higher-rated bonds. These instruments may be subject to greater price volatility due to such factors as specific corporate developments, interest rate sensitivity, negative perceptions of high yield investments generally, and less secondary market liquidity.

•	interest rate risk: Interest rate risk is the risk that debt obligations and other instruments in the Fund’s portfolio will change in value because of changes in market interest rates. The value of an instrument with a longer duration (whether positive or negative) will be more sensitive to changes in interest rates than a similar instrument with a shorter duration. As of the date of this report, interest rates in the U.S. are at or near historically low levels, increasing the exposure of bond investors to the risks associated with rising interest rates.

•	foreign (non-U.S.) investment risk: The Fund’s investments in and exposure to foreign securities involve special risks. For example, the value of these investments may decline in response to unfavorable political and legal developments, unreliable or untimely information or economic and financial instability. Foreign securities may experience more rapid and extreme changes in value than investments in securities of U.S. issuers. Investing in securities of issuers based or doing business in emerging markets entails all of the risks of investing in securities of foreign issuers, but to a heightened degree. To the extent that the investments are made in a limited number of countries, events in those countries will have a more significant impact on the Fund. If the Fund buys securities denominated in a foreign currency, receives income in foreign currencies or holds foreign currencies from time to time, the value of the Fund’s assets, as measured in U.S. dollars, can be affected unfavorably by changes in exchange rates relative to the U.S. dollar or other foreign currencies. Foreign markets are also subject to the risk that a foreign government could restrict foreign exchange transactions or otherwise implement unfavorable currency regulations.

•	foreign currency risk: The Fund’s investments in or exposure to foreign currencies or in securities or instruments that trade, or receive revenues, in foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions (if used), that the U.S. dollar will decline in value relative to the currency being hedged.

•	emerging markets risk: Investing in emerging market countries involves substantial risk due to the potential to have limited information compared to what may be available or required by more developed countries; higher brokerage costs; different accounting, auditing and financial reporting standards; different clearing and settlement procedures and custodial services; the potential for less developed legal systems and thinner trading markets as compared to those in developed countries; currency blockages or transfer restrictions; an emerging market country’s dependence on revenue from particular commodities or international aid; and expropriation, nationalization or other adverse political or economic developments.

•	credit default swaps risk: Credit default swaps involve greater risks than investing in the reference obligation directly as well as liquidity risk, counterparty risk and credit risk. A buyer will lose its investment and recover nothing should no event of default occur. When the Fund acts as a seller of a credit default swap, it is exposed to many of the same risks of leverage described herein since if an event of default occurs the seller must pay the buyer the full notional value of the reference obligation.

•	leverage risk: Leverage is a speculative technique that may expose the Fund to greater risk and increased costs. When leverage is used, the net asset value and market price of the Fund’s shares and the Fund’s investment return will likely be more volatile.

•

derivatives risk:  Derivatives are subject to a number of risks applicable to other investments, such as liquidity risk, issuer risk, credit risk, interest rate risk, leverage risk, counterparty risk, management risk and, if applicable, smaller company risk.

24	DoubleLine Opportunistic Credit Fund

(Unaudited) March 31, 2017

They also involve the risk of mispricing or improper valuation, the risk of unfavorable or ambiguous documentation, and the risk that changes in the value of a derivative may not correlate perfectly or at all with an underlying asset, currency, interest rate or index.

•	counterparty risk: The Fund will be subject to credit risk with respect to the counterparties to the derivative contracts (whether a clearing corporation in the case of exchange-traded instruments or another third party in the case of over-the-counter instruments) and other instruments entered into directly by the Fund or held by special purpose or structured vehicles in which the Fund invests. Subject to certain limitations for U.S. federal income tax purposes, the Fund is not subject to any limit with respect to the number of transactions it can enter into with a single counterparty. To the extent that the Fund enters into multiple transactions with a single or a small set of counterparties, it will be subject to increased counterparty risk.

•	restricted securities risk: The Fund may hold securities that are restricted as to resale under the U.S. federal securities laws. There can be no assurance that a trading market will exist at any time for any particular restricted security. Limitations on the resale of these securities may prevent the Fund from disposing of them promptly at reasonable prices or at all. The Fund may have to bear the expense of registering the securities for resale and the risk of substantial delays in effecting the registration. Also, restricted securities may be difficult to value because market quotations may not be readily available, and the values of restricted securities may have significant volatility.

9.  Offsetting Assets and Liabilities

The Fund is subject to various Master Netting Arrangements, which govern the terms of certain transactions with select counterparties. The Master Netting Arrangements allow the Fund to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single agreement with a counterparty. The Master Netting Arrangements also specify collateral posting arrangements at pre-arranged exposure levels. Under the Master Netting Arrangements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Netting Arrangement with a counterparty in a given account exceeds a specified threshold depending on the counterparty and the type of Master Netting Arrangement.

As of March 31, 2017, the Fund held the following instruments that were subject to offsetting on the Statement of Assets and Liabilities:

Liabilities:

	Gross Amounts of Recognized Liabilities	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts presented in the Statement of Assets and Liabilities	Gross Amounts not offset in the Statement of Assets and Liabilities
Description				Financial Instruments	Cash Collateral Pledged	Net Amount
Reverse Repurchase Agreements	$62,625,000	$—	$62,625,000	$62,625,000	$—	$—

10.  Subsequent Events

In preparing these financial statements, the Fund has evaluated events and transactions for potential recognition or disclosure through the date the financial statements were issued. The Fund has determined there are no subsequent events that would need to be disclosed in the Fund’s financial statements.

Semi-Annual Report	March 31, 2017	25

Evaluation of Advisory Agreement by the Board of Trustees	(Unaudited) March 31, 2017

DoubleLine Total Return Bond Fund

DoubleLine Core Fixed Income Fund

DoubleLine Emerging Markets Fixed Income Fund

DoubleLine Multi-Asset Growth Fund

DoubleLine Cayman Multi Asset Growth Fund I Ltd.

DoubleLine Low Duration Bond Fund

DoubleLine Floating Rate Fund

DoubleLine Shiller Enhanced CAPE®

DoubleLine Flexible Income Fund

DoubleLine Low Duration Emerging Markets Fixed Income Fund

DoubleLine Long Duration Total Return Bond Fund

DoubleLine Selective Credit Fund

DoubleLine Strategic Commodity Fund

DoubleLine Strategic Commodity Ltd.

DoubleLine Global Bond Fund

DoubleLine Opportunistic Credit Fund

DoubleLine Income Solutions Fund

At the February 9, 2017 meeting (the “Meeting”) of the Boards of Trustees of DoubleLine Funds Trust (“DFT”), DoubleLine Opportunistic Credit Fund (“DBL”), and DoubleLine Income Solutions Fund (“DSL” which, together with DBL, are the “Closed-End Funds” and, together with DFT and DBL, are the “Trusts”), including in respect of each of DFT’s series of shares of beneficial interest (each, an “Open-End Fund” and, collectively with the Closed-End Funds, the “Funds”), the Board of Trustees, including the Trustees who are not “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the Trusts (“Independent Trustees”) voting separately, approved the renewal of the Investment Advisory and Management Agreements (the “DFT Advisory Agreements”) between DoubleLine Capital LP (“DoubleLine Capital” or an “Adviser” or “DoubleLine”) and DFT, in respect of each of DoubleLine Total Return Bond Fund (“Total Return”), DoubleLine Core Fixed Income Fund (“Core Fixed Income”), DoubleLine Emerging Markets Fixed Income Fund (“EMFI”), DoubleLine Multi-Asset Growth Fund (“MAG”), DoubleLine Cayman Multi Asset Growth Fund I Ltd., DoubleLine Low Duration Fund (“Low Duration”), DoubleLine Floating Rate Fund (“Floating Rate”), DoubleLine Shiller Enhanced CAPE® (“CAPE”), DoubleLine Flexible Income Fund (“Flexible Income”), DoubleLine Low Duration Emerging Markets Fixed Income Fund (“LDEMFI”), DoubleLine Selective Credit Fund (“Selective Credit”), DoubleLine Long Duration Total Return Bond Fund (“LD Total Return”), and DoubleLine Global Bond Fund (“Global Bond”) (collectively, with DoubleLine Strategic Commodity Fund (“Strategic Commodity”), the “DFT 15(c) Funds”), for an additional one-year period; the Investment Management Agreements (the “Commodity Advisory Agreements”) between DoubleLine Alternatives LP (formerly, DoubleLine Commodity LP) (“DoubleLine Alternatives” or an “Adviser” or “DoubleLine”) and DFT, in respect of each of Strategic Commodity and DoubleLine Strategic Commodity Ltd., as applicable, for an additional one-year period; the Investment Management Agreement (the “DBL Advisory Agreement”) between DoubleLine Capital and DBL for an additional one-year period; and the Investment Management Agreement between DoubleLine Capital and DSL (the “DSL Advisory Agreement” and together with the DFT Advisory Agreements, the Commodity Advisory Agreements, and the DBL Advisory Agreement, the “Advisory Agreements”) for an additional one-year period.

The Trustees meet over the course of the year with investment advisory personnel from the Advisers and regularly review detailed information, presented both orally and in writing, regarding the investment program, performance and operations of each Fund. The Trustees noted that they would consider the proposed renewal of each Fund’s Advisory Agreement and any information presented anew, but that their deliberations and conclusions may be informed, at least in part, by their other recent deliberations, as well as the information gathered over the course of the year.

The Trustees’ determination to approve the continuance of each Advisory Agreement was made on the basis of each Trustee’s business judgment after an evaluation of all of the information provided to the Trustees, both for the February 9, 2017 meeting and at prior meetings. Those meetings include meetings held by the Independent Trustees outside the presence of management and meetings held on February 1, 2017, February 3, 2017 and February 7, 2017 specifically to review and consider materials related to the proposed continuance of each Advisory Agreement. This summary describes a number, but not necessarily all, of the most important factors considered by the Board and the Independent Trustees. Individual Trustees may have given different weights to certain factors and assigned various degrees of materiality to information received in connection with the approval process. No single factor was determined to be decisive. In all of their deliberations, the Independent Trustees were advised by independent counsel.

26	DoubleLine Opportunistic Credit Fund

(Unaudited) March 31, 2017

The Trustees considered the nature, extent, and quality of the services provided and expected to be provided by the Adviser to each Fund, including the expertise and experience of its investment personnel. In this regard, the Trustees considered that the Adviser provides a full investment program for the Funds it advises, and noted the Adviser’s representation that it seeks to provide attractive returns with a strong emphasis on risk management. In respect of each Fund, the Board considered the difficulty of managing debt-related portfolios, noting that managing such portfolios requires a portfolio management team to balance a number of factors, which may include, among others, varying maturities, prepayments, collateral management, counterparty management, pay-downs, credit events, workouts and net new issuances.

The Trustees reviewed reports (the “Strategic Insight Reports”) provided by Strategic Insight, an Asset International Company (“Strategic Insight”), that compared the DFT 15(c) Funds’ advisory fee rates, total expense ratios (Class I shares), and performance records (Class I shares) for the three-month, six-month and one-year periods ended December 31, 2016 and, where applicable, the performance records (Class I shares) for the three- and five-year periods ended December 31, 2016 against a group of each DFT 15(c) Fund’s peer funds selected by Strategic Insight. The Independent Trustees met with Strategic Insight representatives to receive a report regarding Strategic Insight’s selection of peer groups, including the views of Strategic Insight regarding the challenges Strategic Insight encountered in assembling a peer group of funds with investment strategies substantially similar to those of certain 15(c) Funds, such as CAPE, LDEMFI and MAG.

With respect to the comparative performance information in the Strategic Insight Reports, the Trustees noted in particular that each DFT 15(c) Fund, other than Total Return, LDEMFI, Selective Credit, Floating Rate and Global Bond, was in the first or second performance quartile relative to its respective peer group over the one-year period ending December 31, 2016, and that each DFT 15(c) Fund with a sufficiently long track record was in the first or second performance quartile relative to its respective peers for the three- and five-year periods ended December 31, 2016 (other than MAG, which was in the second and third performance quartiles for the three- and five-year periods, respectively, and Floating Rate, which was in the third quartile for the three-year period). The Trustees noted the reasons provided by management for the relative underperformance of each Fund that performed in the third or fourth performance quartile over the one- or three-year period ending December 31, 2016 (as applicable), including Floating Rate’s relatively low exposure to lower quality credits and Total Return’s and Selective Credit’s relative underweight to corporate bonds. The Trustees also considered management’s explanation of the unique investment strategies of MAG and LDEMFI in evaluating their performance relative to the peer groups as presented by Strategic Insight. The Trustees further noted the reasons provided by management for the relative underperformance of Global Bond during its initial period of operations and they considered that the Fund has only a short operating history.

The Trustees considered the portion of the Strategic Insight Reports covering the DFT 15(c) Funds’ expenses and advisory fees, noting that the reports showed that each DFT 15(c) Fund, other than CAPE and EMFI, had a net total expense ratio in the first or second quartile of its peer group. The Trustees noted that each DFT 15(c) Fund, other than EMFI and MAG, had a net management fee ratio in the first or second quartile relative to its respective peer group. The Trustees noted that CAPE’s net total expense ratio was only slightly above the median of its peer group. They noted that EMFI’s net total expense ratio was near the median of its peer group, that EMFI’s net management fee, though above the median, was below a number of its peers, and that EMFI’s performance was in the first quartile of its peer group over each period shown in the Strategic Insight Reports. The Trustees noted that MAG’s net management fee was only slightly above median and that MAG’s net total expense ratio was below the median of its peer group. The Trustees also noted DoubleLine’s commitment, effective April 1, 2017, to reduce MAG’s investment advisory fee from 1.00% to 0.95%, and make a commensurate reduction in MAG’s expense limitation agreement for a period of at least one year.

The Trustees evaluated each DFT 15(c) Fund’s net management fee rate in light of its asset size, noting that a number of the DFT 15(c) Funds had achieved significant scale. The Trustees noted that the net management fee rates of the DFT 15(c) Funds with significant scale were generally attractive or at least highly competitive relative to their peer groups and appeared to be consistent with DoubleLine’s general pricing philosophy of setting a Fund’s initial management fee rate at a level that generally reflects reasonably foreseeable economies of scale instead of relying on breakpoints in a Fund’s management fee rate.

The Trustees considered the Strategic Insight Report regarding DBL that compared the Fund’s management fees (based on managed assets and net assets (i.e., not including those assets attributable to borrowings and certain other forms of leverage)), total expense ratio (both inclusive and exclusive of investment related expenses (“IRE”)) also based on managed assets and net assets, and the performance record based on net asset value for the three-year, one-year, six-month, and three-month periods ended December 31, 2016 against a group of DBL’s peer funds. The Trustees noted that DBL had performed in the top quartile of its Morningstar category as presented by Strategic Insight for the three-year period shown, but that DBL’s performance had been in the fourth quartile over the one-year period. The Trustees noted that DBL’s net management fee ratio based on managed assets was above the median of its peer group, but that DBL’s net total expense ratios (both on a managed assets and net asset basis and including IRE in both instances) were below DBL’s peer group medians, as was DBL’s net management fee based on net assets.

Semi-Annual Report	March 31, 2017	27

Evaluation of Advisory Agreement by the Board of Trustees (Cont.)	(Unaudited) March 31, 2017

The Trustees considered the Strategic Insight Report regarding DSL, noting that DSL had performed in the top quartile of its Morningstar category as presented by Strategic Insight for each of the three-month, six-month, one-year, and three-year periods shown. The Trustees noted that DSL’s management fee (both on a managed assets and net asset basis) was above median and near the highest in its peer group on a managed assets basis, and that DSL’s net operating expense ratios (both on a managed assets and net asset basis and including investment related expenses in each case) were above, but near the median of DSL’s peer group.

In evaluating DBL’s and DSL’s comparative management fees and expenses, the Trustees considered they had received reports from DoubleLine supporting the conclusion that DBL’s and DSL’s total return performance had generally benefitted from the use of leverage notwithstanding the expenses associated with it. The Trustees noted also DSL’s first quartile performance across all periods shown, and DoubleLine’s representations that DBL invests more heavily in mortgage-related investments than other funds included in the peer group. The Trustees also acknowledged comments from DoubleLine that DBL’s lack of exposure to high yield and other corporate debt contributed to its recent relative underperformance. In evaluating the comparative net management fees, the Trustees also considered DoubleLine’s statement that the Adviser had attempted to set each Fund’s fees at each Fund’s inception at rates that reflect competitive market levels, but that also reflect the experience and expertise the Adviser brings to managing the Funds.

The Trustees noted that both DBL and DSL employed leverage during the period ended December 31, 2016. They noted further that the use of such leverage increases total assets and thus the absolute amount of fees received by the Adviser under DBL’s and DSL’s Advisory Agreements (because the fees are calculated based on total managed assets, including assets attributable to borrowings, reverse repurchase agreements and other forms of leverage outstanding). The Trustees noted that, in this regard, the Adviser has a financial incentive for DBL and DSL to continue to use leverage, which may create a conflict of interest between the Adviser, on the one hand, and DBL’s and DSL’s common shareholders, respectively, on the other. The Trustees considered information from DoubleLine, including discussions with management, regarding the reasons why the Adviser believes DBL’s and DSL’s use of leverage has benefitted the total return performance of DBL and DSL and continues to be appropriate and in the best interests of each Fund’s common shareholders under current market conditions.

The Trustees considered that DoubleLine provides a variety of other services to the Funds in addition to investment advisory services, including, among others, a number of back-office services, valuation services, compliance services, certain forms of information technology services (such as internal reporting), assistance with accounting and distribution services and supervision and monitoring of the Funds’ other service providers. The Trustees reviewed DoubleLine’s ongoing efforts to keep the Trustees informed about matters relevant to the Trusts and their shareholders. The Trustees also considered the nature, extent, and structure of the Funds’ compliance program, including the policies and procedures of the Funds and their various service providers (including the Advisers). The Trustees considered the quality of those non-investment advisory services and determined that their quality supported the renewal of the Funds’ arrangements with DoubleLine.

The Trustees also considered DoubleLine’s reports, provided at the Board’s regular meetings, that it had continued to hire additional resources to support DoubleLine’s ability to provide services. The Trustees concluded that it appeared that DoubleLine continued to have sufficient quality and depth of personnel, resources, and investment methods.

The Trustees considered materials relating to the fees charged by DoubleLine to non-Fund clients, including institutional separate accounts and mutual funds for which DoubleLine serves as sub-adviser, where DoubleLine employs investment strategies substantially similar to one or more Funds’ investment strategies. The Trustees noted the information management provided regarding certain large institutional separate accounts and funds sub-advised by DoubleLine that are subject to fee schedules that differ from, including some that are lower than, the rates paid by a Fund with substantially similar investment strategies. The Trustees noted DoubleLine’s representations that administrative, compliance, operational, legal, and other burdens of providing investment advice to mutual funds exceed in many respects those required to provide advisory services to non-mutual fund clients, such as institutional accounts for retirement or pension plans, which may have differing contractual requirements. The Trustees noted DoubleLine’s representations that there are substantially greater legal and other responsibilities and risks to DoubleLine in managing and sponsoring public mutual funds than in managing private accounts or in sub-advising mutual funds sponsored by others, and that the services and resources required of DoubleLine when it sub-advises mutual funds sponsored by others generally are less than in the case of the Funds because many of the sponsorship, operational, and compliance responsibilities related to the advisory function are retained by the primary adviser.

The Trustees reviewed the financial and profitability information for DoubleLine, including information as to each Adviser’s profitability with respect to each Fund. The Trustees considered information provided by management regarding the methodologies, estimates, and assumptions that had been used in compiling those reports. The Trustees also reviewed information

28	DoubleLine Opportunistic Credit Fund

(Unaudited) March 31, 2017

concerning the profitability to DoubleLine of its service arrangements with the Funds and took into account both the direct and indirect benefits to DoubleLine from managing the Funds. The Trustees also noted other benefits that DoubleLine reported it and its affiliates receive as a result of DoubleLine’s relationship with the Funds, including possible ancillary benefits to DoubleLine’s institutional investment management business due to the reputation and market penetration of the Funds. In evaluating DoubleLine’s profitability, the Trustees considered that DoubleLine presented profitability information that was reduced by certain distributions made to the DoubleLine’s employee owners that may be comparable to the ordinary compensation expense incurred by investment advisers that are not closely-held by their employees. The Trustees considered DoubleLine’s compensation practices and considered DoubleLine’s representation that those compensation and incentive policies and practices enable DoubleLine to retain, motivate, and attract highly qualified and experienced employees. The Trustees noted that the Adviser’s profitability in respect of each 15(c) Fund was shown both before and after certain distribution and shareholder servicing payments made by the Adviser. They noted that they would consider the profitability margins before distribution and shareholder servicing payments borne by DoubleLine for purposes of evaluating whether to continue each Advisory Agreement for another one-year period. The Trustees noted that DoubleLine had significant profitability in respect of certain of the Funds, but noted that in those cases it would be appropriate to consider that in light of other considerations they might find relevant, such as the nature and quality of the services provided by DoubleLine, the efficiency and cost structure of DoubleLine, and the competitiveness of the management fees and total operating expenses of the Funds.

The Trustees considered the potential benefits that DoubleLine could receive in respect of certain soft dollar credits generated by the brokerage commissions paid by the DoubleLine funds, and they noted DoubleLine’s representations that soft dollar arrangements are not currently in place for any of the Funds. The Trustees separately considered that DoubleLine was continuing to invest in its business to maintain its ability to provide high quality services for the Funds, and noted DoubleLine’s need to invest in technology, infrastructure and staff to continue to provide services and accommodate rapidly changing regulatory requirements.

The Trustees considered statements from management that DoubleLine did not believe that implementation of breakpoints or fee reductions would be appropriate at this time, for a number of reasons, including DoubleLine’s general approach to investment advisory fees, which was to seek to set a fee from a Fund’s inception at a rate that reflected reasonably foreseeable economies of scale. They noted statements from management that that approach has facilitated the Open-End Funds’ asset raising efforts and allowed the Open-End Funds to compete with peer funds with larger asset bases from inception notwithstanding, in some cases, the Open-End Funds’ smaller asset bases. The Trustees further noted that the Adviser was still subsidizing the expenses of a number of the Funds. The Trustees also noted the Adviser’s rapid growth and changes to the regulatory environment, which required DoubleLine to re-invest significantly in its business and infrastructure.

With regard to the Closed-End Funds, the Trustees noted that they have not increased in assets significantly from their initial offering due principally to their status as closed-end investment companies. They noted that there were no substantial increases in economies of scale realized with respect to the Closed-End Funds since their inception and that, in the Adviser’s view, the levels of the firm’s profitability in respect of DBL and DSL are appropriate in light of the investment the firm has made in the products, the quality of the investment management and other teams provided by the firm, and the continued investments by the firm in its own business.

The Trustees noted that, due to tax rules applicable to companies seeking to qualify as regulated investment companies, MAG and Strategic Commodity made certain investments through subsidiaries organized as a Cayman Islands exempted company (the “Subsidiaries”) in order to obtain certain desired investment exposure without eliminating its ability to qualify as a regulated investment company under the Internal Revenue Code. The Trustees considered the advisory arrangements for the Subsidiaries generally in the same manner as they had considered the advisory arrangements for MAG and Strategic Commodity.

On the basis of these considerations as well as others and in the exercise of their business judgment, the Trustees determined that they were satisfied with the nature, extent and the quality of the services provided to each Fund under its Advisory Agreement; that it appeared that the management fees paid by each Fund to DoubleLine were generally within the range of management fees paid by its peer funds, and with respect to some Funds lower than the median management fees paid by their peer funds, and generally reasonable in light of the services provided, the quality of the portfolio management teams and each Fund’s performance to date; that the fees paid by each Fund did not appear inconsistent with the fee schedules charged to DoubleLine’s other clients (where applicable) in light of the differences in the services provided and the risks borne by DoubleLine; that the profitability of each Fund to DoubleLine did not appear excessive or such as to preclude renewal of any Fund’s Advisory Agreement; and that it did not appear that implementation of breakpoints for any of the Funds would be appropriate at this time, although the Trustees would continue to consider the topic over time; and that it would be appropriate to approve each Advisory Agreement for an additional one-year period.

Semi-Annual Report	March 31, 2017	29

Federal Tax Information	(Unaudited) March 31, 2017

For the fiscal year ended September 30, 2016, certain dividends paid by the Fund may be subject to a maximum tax rate of 15% (20% for taxpayers with taxable income greater than $400,000 for single individuals and $450,000 for married couples filing jointly), as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003 and the American Taxpayer Relief Act of 2012. The percentage of dividends declared from ordinary income designated as qualified dividend income was as follows:

Qualified Dividend Income	0.00%

For corporate shareholders, the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the fiscal year ended September 30, 2016, was as follows:

Dividends Received Deduction	0.00%

The percentage of taxable ordinary income distributions that are designated as short-term capital gain distributions under Internal Revenue Section 871(k)(2)(c) for the fiscal year ended September 30, 2016, was as follows:

Qualified Short-term Gains	0.00%

The percentage of taxable ordinary income distributions that are designated as interest related dividends under Internal Revenue Section 871(k)(1)(c) for the fiscal year ended September 30, 2016, was as follows:

Qualified Interest Income	100.00%

Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund.

30	DoubleLine Opportunistic Credit Fund

Additional Information Regarding the Fund’s Investment Activities	(Unaudited) March 31, 2017

Investments in Pools of Loans: The Fund may invest in pools of loans through mortgage- or other asset-backed securities, where a trust or other entity issues interests in the loans, some of which interests may be senior to others. Alternatively, the Fund may invest directly in pools of loans, itself or with other clients of the Adviser or their related parties. The Fund’s direct investments in pools of loans present risks that may differ from the Fund’s investments in mortgage- and other asset-backed securities. For example, if it were to invest directly in such a pool without any co-investors, the Fund would incur all losses incurred on the loans acquired in the pool. However, if the Fund were to invest in a senior tranche of a mortgage- or other asset-backed security, it might have a more limited exposure to losses on the loans. In connection with the Fund’s direct purchase of certain loan portfolios, the Fund will incur costs, which may include the costs of various diligence-related services. The diligence-related services the Fund may require in connection with such investments may include, without limitation, loan file review, underwriting documentation review, and site visits. The Adviser would typically rely on information and analyses furnished as part of these diligence-related services in determining whether to invest in a particular loan portfolio. The costs associated with investments in a pool of loans may be significant and will reduce the performance contribution of such investments. The Fund may invest in pools of loans through collateralized debt obligations (“CDOs”) and other structured products sponsored or managed by, or otherwise affiliated with, the Adviser or related parties of the Adviser. Such investments may include investments in debt or equity interests issued of the CDO or structured product as well as investments purchased on the secondary market, and the Fund may invest in any tranche of the CDO or structured product, including an equity tranche.

Original Issuance, Subordinated Tranche Investments: The Fund may invest in any level of the capital structure of an issuer of mortgage-backed or asset-backed securities, including the equity or “first loss” tranche. Senior tranche investments in mortgage-backed or asset-backed securities are paid from the cash flows from the underlying assets before the junior tranches and equity or “first loss” tranches. Any losses on the underlying assets are first borne by the equity tranches, next by less junior tranches, and finally by the senior tranches. Accordingly, subordinated tranche investments, and especially “first loss” tranches, involve greater risk of loss than more senior tranches. The subordinated tranches the Fund may buy include those rated below investment grade or unrated instruments of similar credit quality. Below investment grade bonds are high yield, high risk bonds, commonly known as junk bonds.

The Adviser may aggregate the Fund’s order for an investment in, or sale of, an interest in a subordinated tranche, including investments at original issuance, with orders of one or more other DoubleLine funds or other DoubleLine accounts. Certain diligence-related or structuring costs and expenses will be allocated to all of the accounts, including the Fund, participating in the aggregated transaction pro rata based on the amount of investment made by each account participating in the transaction. The Fund’s participation in any such aggregated transaction will be subject to a number of conditions intended to result in the fair and equitable treatment of each participating account, including the Fund. For example, the Fund will not incur diligence- or structuring-related expenses in connection with any such transaction in excess of 0.50% of the value of the Fund’s investment in the structured product without the Fund’s Board of Trustees review of those expenses. The Adviser may advance diligence- or structuring-related expenses relating to such transactions on behalf of the Fund and seek to receive reimbursement (without interest) of any such expenses advanced on behalf of the Fund at a later date.

Affiliated Investments: The Adviser is, and may be in the future, affiliated with certain large financial institutions (“affiliates”) that hold interests in an entity that are of a different class or type than the class or type of interest held by the Fund. Conflicts may arise in cases where the Fund and affiliates invest in different parts of an issuer’s capital structure, such as when an affiliate holds securities in an entity that are senior or junior to the securities held by the Fund, which could mean that the affiliate will be entitled to different payments or other rights, or that in a workout or other distressed scenario the interests of the affiliate might be adverse to those of the Fund and the affiliate and the Fund might have disparate investment outcomes. For example, an affiliate may acquire a loan, loan participation, or a loan assignment of a particular borrower in which one or more Funds have an equity investment. In negotiating the terms and conditions of any such investments, or any subsequent amendments or waivers, the Adviser may find that its own interests, the interests of an affiliate, and/or the interests of the Fund could conflict. The Adviser may seek to avoid such conflicts in certain circumstances when investing on behalf of its clients, including the Fund, and, as a result, the Adviser may choose not to make certain investments on behalf of the Fund and/or its other clients. Those foregone investment opportunities may adversely affect the Fund’s performance if similarly attractive opportunities are not available or cannot be identified.

Stapled Securities: The Fund may invest in stapled securities, which are financial instruments comprised of two or more different instruments that are contractually bound to form a single salable unit; they cannot be bought or sold separately. Stapled securities may often include a share in a company and a unit in a trust related to that company. The resulting security is influenced by both parts, and must be treated as one unit at all times, such as when buying or selling a security. The value of stapled securities and the income, if any, derived from them may fall as well as rise. The market for stapled securities may be illiquid at times, even for those securities that are listed on a domestic or foreign exchange.

Semi-Annual Report	March 31, 2017	31

Additional Information Regarding the Fund’s Investment Activities (Cont.)	(Unaudited) March 31, 2017

Capital Controls: Capital controls are measures a nation’s government can use to regulate capital entering and/or exiting a country and may include residency-based measures such as transaction taxes, limits or outright prohibitions on the transfer of currencies, securities or other assets. These measures may be economy-wide, sector-specific (usually the financial sector), or industry specific (for example, “strategic” industries). They may apply to all flows, or may differentiate by type or duration of the flow (debt, equity, direct investment; short-term vs. medium- and long-term). Types of capital controls include exchange controls that prevent or limit the buying and selling of a national currency at the market rate, caps on the allowed volume for the international sale or purchase of various financial assets, transaction taxes, minimum stay requirements, requirements for mandatory approval, or even limits on the amount of money a private citizen is allowed to remove from the country. The imposition of capital controls by a government of a country in which the Fund invests may significantly and adversely affect the values and liquidity of a Fund’s investments in the affected jurisdiction and may prevent indefinitely the repatriation of a Fund’s assets from the affected jurisdiction.

32	DoubleLine Opportunistic Credit Fund

Portfolio Managers	(Unaudited) March 31, 2017

Effective January 1, 2017, the portfolio managers for the Fund are Jeffrey E. Gundlach, Philip A. Barach, Luz M. Padilla and Joel A. Damiani. Each of them has served as a portfolio manager of the Fund since the Fund’s inception.

Information About Proxy Voting

Information about how the Fund voted proxies relating to portfolio securities held during the most recent twelve month period ended June 30th is available no later than the following August 31st without charge, upon request, by calling 877-DLine11 (877-354-6311) and on the Securities and Exchange Commission’s (the “SEC”) website at www.sec.gov.

A description of the Fund’s proxy voting policies and procedures is available (i) without charge, upon request, by calling 877-DLine11 (877-354-6311); and (ii) on the commission’s website at www.sec.gov.

Information About Portfolio Holdings

The Fund intends to disclose its portfolio holdings on a quarterly basis by posting the holdings on the Fund’s website. The disclosure will be made by posting the Annual, Semi-Annual and Form N-Q regulatory filings on the Fund’s website.

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. You can also review and obtain copies of the Forms N-Q at the SEC’s Public Reference Room in Washington, DC (information on the operation of Public Reference Room may be obtained by calling 1-800-SEC-0330).

Householding — Important Notice Regarding Delivery of Shareholder Documents

In an effort to conserve resources, the Fund intends to reduce the number of duplicate Annual and Semi-Annual Reports you receive by sending only one copy of each to addresses where we reasonably believe two or more accounts are from the same family. If you would like to discontinue householding of your accounts, please call toll-free 877-DLine11 (877-354-6311) to request individual copies of these documents. We will begin sending individual copies thirty days after receiving your request to stop householding.

Fund Certification

The Fund is listed for trading on the NYSE and has filed with the NYSE its annual chief executive officer certification regarding compliance with the NYSE’s listing standards. The Fund filed with the SEC the certification of its chief executive officer and principal financial officer required by section 302 of the Sarbanes-Oxley Act.

Proxy Results

The Annual Meeting of Shareholders was held on February 24, 2017 for shareholders of record as of the close of business on December 16, 2016 to re-elect John C. Salter, a Class II trustee nominee, for the Fund. The nominee was elected with 12,654,002, affirmative votes and 299,477 votes withheld. For the Fund, Trustees whose terms of office continued after the Annual Meeting of Shareholders because they were not up for re-election are Joseph J. Ciprari, Raymond B.Woolson and Ronald R. Redell.

Semi-Annual Report	March 31, 2017	33

Dividend Reinvestment Plan	(Unaudited) March 31, 2017

Unless the registered owner of Common Shares elects to receive cash by contacting U.S. Bancorp Fund Services, LLC (the “Plan Administrator”), all dividends, capital gains and returns of capital, if any, declared on Common Shares will be automatically reinvested by the Plan Administrator for shareholders in the Fund’s Automatic Dividend Reinvestment Plan (the “Plan”), in additional Common Shares. Common Shareholders who elect not to participate in the Plan will receive all dividends and other distributions payable in cash directly to the shareholder of record (or, if the Common Shares are held in street or other nominee name, then to such nominee) by the Plan Administrator as dividend disbursing agent. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by providing notice in writing to the Plan Administrator at least 5 days prior to the dividend/distribution record date; otherwise such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution.

Whenever the Fund declares an income dividend, a capital gain distribution or other distribution (collectively referred to as “dividends”) payable either in shares or cash, non-participants in the Plan will receive cash and participants in the Plan will receive a number of Common Shares, determined in accordance with the following provisions. The Common Shares will be acquired by the Plan Administrator for the participants’ accounts, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized Common Shares from the Fund (“Newly Issued Common Shares”) or (ii) by purchase of outstanding Common Shares on the open market (“Open- Market Purchases”) on the New York Stock Exchange or elsewhere. If, on the payment date for any Dividend, the market price per Common Share plus estimated brokerage trading fees is equal to or greater than the NAV per Common Share (such condition is referred to here as “market premium”), the Plan Administrator shall receive Newly Issued Common Shares, including fractions of shares from the Fund for each Plan participant’s account. The number of Newly Issued Common Shares to be credited to each participant’s account will be determined by dividing the dollar amount of the Dividend by the NAV per Common Share on the date of issuance; provided that, if the NAV per Common Share is less than or equal to 95% of the current market value on the date of issuance, the dollar amount of the Dividend will be divided by 95% of the market price per Common Share on the date of issuance for purposes of determining the number of shares issuable under the Plan. If, on the payment date for any Dividend, the NAV per Common Share is greater than the market value plus estimated brokerage trading fees (such condition being referred to here as a “market discount”), the Plan Administrator will seek to invest the Dividend amount in Common Shares acquired on behalf of the participants in Open-Market Purchases.

In the event of a market discount on the payment date for any Dividend, the Plan Administrator will have until the last business day before the next date on which the Common Shares trade on an “ex-dividend” basis or in no event more than 30 days after the record date for such Dividend, whichever is sooner (the “Last Purchase Date”), to invest the Dividend amount in Common Shares acquired in Open-Market Purchases. It is contemplated that the Fund will pay monthly Dividends. If, before the Plan Administrator has completed its Open-Market Purchases, the market price per Common Share exceeds the NAV per Common Share, the average per Common Share purchase price paid by the Plan Administrator may exceed the NAV of the Common Shares, resulting in the acquisition of fewer Common Shares than if the Dividend had been paid in Newly Issued Common Shares on the Dividend payment date. If the Plan Administrator is unable to invest the full Dividend amount in Open-Market Purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Administrator may cease making Open-Market Purchases and may instead receive the Newly Issued Common Shares from the Fund for each participant’s account, in respect of the uninvested portion of the Dividend, at the NAV per Common Share at the close of business on the Last Purchase Date provided that, if the NAV is less than or equal to 95% of the then current market price per Common Share, the dollar amount of the Dividend will be divided by 95% of the market price on the date of issuance for purposes of determining the number of shares issuable under the Plan.

The Plan Administrator maintains all registered shareholders’ accounts in the Plan and furnishes written confirmation of all transactions in the accounts, including information needed by shareholders for tax records. Common Shares in the account of each Plan participant will be held by the Plan Administrator in non-certificated form in the name of the Plan participant, and each shareholder proxy will include those shares purchased or received pursuant to the Plan. The Plan Administrator will forward all proxy solicitation materials to participants and vote proxies for shares held under the Plan in accordance with the instructions of the participants.

In the case of Common Shares owned by a beneficial owner but registered with the Plan Administrator in the name of a nominee, such as a bank, a broker or other financial intermediary (each, a “Nominee”), the Plan Administrator will administer the Plan on the basis of the number of Common Shares certified from time to time by the Nominee as participating in the Plan. The Plan Administrator will not take instructions or elections from a beneficial owner whose Common Shares are registered with the Plan Administrator in the name of a Nominee. If a beneficial owner’s Common Shares are held through a Nominee and are not registered with the Plan Administrator as participating in the Plan, neither the beneficial owner nor the Nominee will be participants in or have distributions reinvested under the Plan with respect to those Common Shares. If a beneficial owner of

34	DoubleLine Opportunistic Credit Fund

(Unaudited) March 31, 2017

Common Shares held in the name of a Nominee wishes to participate in the Plan, and the Shareholder’s Nominee is unable or unwilling to become a registered shareholder and a Plan participant with respect to those Common Shares on the beneficial owner’s behalf, the beneficial owner may request that the Nominee arrange to have all or a portion of his or her Common Shares registered with the Plan Administrator in the beneficial owner’s name so that the beneficial owner may be enrolled as a participant in the Plan with respect to those Common Shares. Please contact your Nominee for details or for other possible alternatives. Participants whose shares are registered with the Plan Administrator in the name of one Nominee may not be able to transfer the shares to another firm or Nominee and continue to participate in the Plan.

There will be no brokerage charges with respect to Common Shares issued directly by the Fund as a result of dividends payable either in Common Shares or in cash. However, each participant will pay a pro rata share of brokerage trading fees incurred in connection with Open-Market Purchases. The automatic reinvestment of Dividends will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such Dividends. Participants that request a sale of Common Shares through the Plan Administrator are subject to brokerage commissions.

The Fund reserves the right to amend or terminate the Plan. There is no direct service charge to participants with regard to purchases in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants.

All correspondence, questions, or requests for additional information concerning the Plan should be directed to the Plan Administrator by calling toll-free (877) DLine11 (877-354-6311) or by writing to U.S. Bancorp Fund Services, LLC at P.O. Box 701, Milwaukee, WI 53201. Be sure to include your name, address, daytime phone number, Social Security or tax I.D. number and a reference to DoubleLine Opportunistic Credit Fund on all correspondence.

Semi-Annual Report	March 31, 2017	35

Privacy Notice	(Unaudited) March 31, 2017

What Does DoubleLine Do With Your Personal Information?

Financial companies choose how they share your personal information. This notice provides information about how we collect, share, and protect your personal information, and how you might choose to limit our ability to share certain information about you. Please read this notice carefully.

All financial companies need to share customers’ personal information to run their everyday businesses. Accordingly, information, confidential and proprietary, plays an important role in the success of our business. However, we recognize that you have entrusted us with your personal and financial data, and we recognize our obligation to keep this information secure. Maintaining your privacy is important to us, and we hold ourselves to a high standard in its safekeeping and use. Most importantly, DoubleLine does not sell its customers’ non-public personal information to any third parties. DoubleLine uses its customers’ non-public personal information primarily to complete financial transactions that its customers request or to make its customers aware of other financial products and services offered by a DoubleLine affiliated company.

DoubleLine may collect non-public information about you from the following sources:

•	Information we receive about you on applications or other forms;
•	Information you may give us orally;
•	Information about your transactions with us or others;
•	Information you submit to us in correspondence, including emails or other electronic communications; and
•	Information about any bank account you use for transfers between your bank account and any Fund account, including information provided when effecting wire transfers.

The types of personal information DoubleLine collects and shares depend on the product or service you have with us. This information may include:

•	Social Security Number;
•	account balances;
•	transaction or loss history;
•	assets;
•	investment experience;
•	account transactions;
•	risk tolerance.

DoubleLine does not disclose any non-public personal information about our customers or former customers without the customer’s authorization, except that we may disclose the information listed above, as follows:

•	to provide information to nonaffiliated third parties in connection with our performance of the services we have agreed to provide you. For example, it might be necessary to do so in order to process transactions and maintain accounts.
•	DoubleLine will release any of the non-public information listed above about a customer if directed to do so by that customer or if DoubleLine is authorized by law to do so, such as in the case of a court order, legal investigation, or other properly executed governmental request.
•	to alert a customer to other financial products and services offered by DoubleLine or an affiliate, DoubleLine may share information with an affiliate, including companies using the DoubleLine name. Such products and services may include, for example, other investment products offered by a DoubleLine company. If you prefer that we not disclose non-public personal information about you to our affiliates for this purpose, you may direct us not to make such disclosures (other than disclosures permitted by law) by calling 877-DLine11 (877-354-6311). If you limit this sharing and you have a joint account, your decision will be applied to all owners of the account.

We have procedures designed to limit access to your personal account information to those agents and vendors who need to know that information to provide products and services to you. Your information is not provided by us to nonaffiliated third parties for marketing purposes. We seek to maintain physical, electronic, and procedural safeguards to guard your non-public personal information.

Information Collected from Websites. Websites maintained by DoubleLine or its service providers may use a variety of technologies to collect information that help DoubleLine and its service providers understand how the website is used. Information collected from your web browser (including small files stored on your device that are commonly referred to as “cookies”) allow the websites to recognize your web browser and help to personalize and improve your user experience and enhance navigation of the website. You can change your cookie preferences by changing the setting on your web browser to delete or reject cookies. If you delete or reject cookies, some website pages may not function properly. Certain portions of doublelinefunds.com are maintained or controlled by third parties, each of which has privacy policies which may differ, in some cases significantly, from the privacy policies described in this notice. Please contact your DoubleLine representative if you would like to receive more information about the privacy policies of third parties.

As required by federal law, DoubleLine will notify customers of DoubleLine’s Privacy Policy annually. DoubleLine reserves the right to modify this policy at any time, but in the event that there is a change, DoubleLine will promptly inform its customers of that change.

36	DoubleLine Opportunistic Credit Fund

DoubleLine Capital LP	333 South Grand Avenue 18th Floor Los Angeles, CA 90071 doubleline.com	fundinfo@doubleline.com 1. 213. 633. 8200

Investment Adviser:

DoubleLine Capital LP

333 South Grand Avenue

18th Floor

Los Angeles, CA 90071

Administrator and Transfer Agent:

U.S. Bancorp Fund Services, LLC

P.O. Box 701

Milwaukee, WI 53201

Custodian:

U.S. Bank, N.A.

1555 North River Center Drive Suite 302

Milwaukee, WI 53212

Independent Registered

Public Accounting Firm:

Deloitte & Touche LLP

695 Town Center Drive Suite 1200

Costa Mesa, CA 92626

Legal Counsel:

Ropes & Gray LLP

Prudential Tower

800 Boylston Street

Boston, MA 02199

Contact Information:

doubleline.com

fundinfo@doubleline.com

1-877-DLine11 or

1-877-354-6311

DL-SEMI-DBL

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable for semi-annual reports.

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable for semi-annual reports.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable for semi-annual reports.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

There were no purchases made by or on behalf of the Registrant or any “affiliated purchaser,” as defined in Rule 10b-18(a)(3) under the Securities Exchange Act of 1934, as amended, of shares of the Registrant’s equity securities that are registered by the Registrant pursuant to Section 12 of the Exchange Act made in the period covered by this report.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a)	The Registrant’s President and Treasurer have reviewed the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)	There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)	(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Not applicable.

(2) A separate certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)         DoubleLine Opportunistic Credit Fund

By (Signature and Title)                 /s/ Ronald R. Redell

                Ronald R. Redell, President and Chief Executive Officer

Date                                                         5/31/2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)                  /s/ Ronald R. Redell

                Ronald R. Redell, President and Chief Executive Officer

Date                                                         5/31/2017

By (Signature and Title)                  /s/ Susan Nichols

                Susan Nichols, Treasurer and

                Principal Financial and Accounting Officer

Date                                                         5/31/2017

* Print the name and title of each signing officer under his or her signature.